                        SCHEDULE 14A
                       (Rule 14a-101)
           INFORMATION REQUIRED IN PROXY STATEMENT
                  SCHEDULE 14A INFORMATION
 Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934
               (Amendment No.               )

Filed by the Registrant  /x/
Filed by a Party other than the Registrant  / /

Check the appropriate box:
 / / Preliminary Proxy Statement    / / Confidential, for Use of
                                         the Commission Only (as permitted
                                         by Rule 14a-6(e)(2))
 /x/ Definitive Proxy Statement
 / / Definitive Additional Materials
 / / Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

              OCCIDENTAL PETROLEUM CORPORATION
 ________________________________________________________________________
      (Name of Registrant as Specified in Its Charter)

 ________________________________________________________________________
 (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee  (Check the appropriate box):

 /x/ No fee required.

 / / Fee computed on table below per Exchange Act
     Rules 14a-6(i)(4) and 0-11.

     (1) Title of each class of securities to which
         transaction applies:
         ________________________________________________________________

     (2) Aggregate number of securities to which transaction applies:
         ________________________________________________________________

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
         ________________________________________________________________

     (4) Proposed maximum aggregate value of transaction:
         ________________________________________________________________

     (5) Total fee paid:
         ________________________________________________________________

 / / Fee paid previously with preliminary materials.

 / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:
         ________________________________________________________________

     (2) Form, Schedule or Registration Statement No.:
         ________________________________________________________________

     (3) Filing Party:
         ________________________________________________________________

     (4) Date Filed:
         ________________________________________________________________

                             (Logo)


                            Notice of
                             -------

                Occidental Petroleum Corporation


               1998 Annual Meeting of Stockholders


                               and


                         Proxy Statement






                       Friday, May 1, 1998
                  Santa Monica Civic Auditorium
           1855 Main Street   Santa Monica, California

                          Meeting Hours

                             -------
                  Exhibit Room   Opens 9:15 a.m.
                       Meeting   10:30 a.m.



                            Important
                             -------

                  Please promptly mark, sign,
                   date and return your proxy
                      card in the enclosed
                            envelope.

(Logo)           OCCIDENTAL PETROLEUM CORPORATION
                     10889 WILSHIRE BOULEVARD
                  LOS ANGELES, CALIFORNIA 90024



DR. RAY R. IRANI
CHAIRMAN OF THE BOARD
    AND
CHIEF EXECUTIVE OFFICER

                                                   March 17, 1998

Dear Stockholder:
  On  behalf of our Board of Directors, I cordially invite you to attend Occidental's 1998 Annual Meeting of Stockholders at  10:30
a.m.   on  Friday,  May  1,  1998,  at  the  Santa  Monica  Civic
Auditorium, 1855 Main Street, Santa Monica, California.

  Our business will include electing five directors, all of whom are present Occidental directors, ratifying the selection of independent public accountants and considering amendments to Occidental's 1995 Incentive Stock Plan.

  These  matters  are described in detail in the  attached  Proxy
Statement for the meeting.

  The directors and officers of Occidental look forward to seeing you at the meeting. As in the past, there will be a report on operations and an opportunity for questions.

  I encourage you to attend the meeting in person. Whether you do so or not, however, I hope you will read the enclosed Proxy Statement and then complete, sign and date the enclosed proxy card and return it in the enclosed postage-prepaid envelope. This will save Occidental additional expenses of soliciting proxies as well as ensure that your shares are represented. Please note that you may vote in person at the meeting even if you have previously returned the proxy. Whether you vote in person or by proxy, your vote will be kept confidential.

                                  Sincerely yours,

                                    R. R. IRANI

(Logo)           OCCIDENTAL PETROLEUM CORPORATION
                     10889 WILSHIRE BOULEVARD
                  LOS ANGELES, CALIFORNIA 90024


            Notice of Annual Meeting of Stockholders
                     To Be Held May 1, 1998



To the Stockholders:

  The Annual Meeting of Stockholders of Occidental Petroleum Corporation ("Occidental") will be held at the Santa Monica Civic Auditorium, 1855 Main Street, Santa Monica, California, on Friday, May 1, 1998, at 10:30 a.m. for the following purposes, all as set forth in the attached Proxy Statement:

     1.  To  elect  five  directors to serve for  one-year  terms
  expiring   at  the  annual  meeting  in  1999.  The  Board   of
  Directors' nominees are named in the attached Proxy Statement.

     2. To ratify the selection of Arthur Andersen LLP as independent public accountants for 1998.

     3.  To  take  action  on  amendments  to  Occidental's  1995
  Incentive Stock Plan to, among other things, increase the number of shares of Common Stock available for issuance under the plan.

     4. To transact such other business as may properly come before the meeting or any adjournment thereof, including such matters as may be duly proposed by stockholders. The Board of Directors knows of one stockholder proposal that may be presented at the meeting.

  Only stockholders of record on the books of Occidental at the close of business on March 6, 1998, will be entitled to receive notice of and to vote at the meeting.

  You are cordially invited to attend the meeting in person. However, whether or not you expect to attend, we urge you to read the accompanying Proxy Statement and then complete, sign, date and return the enclosed proxy card in the enclosed postage-prepaid envelope. It is important that your shares be represented at the meeting, and your promptness will assist us to prepare for the meeting and to avoid the cost of a follow-up mailing. If you receive more than one proxy card because you own shares registered in different names or at different addresses, each proxy card should be completed and returned.

                                  Sincerely,

                                  DONALD P. DE BRIER

  Los Angeles, California         Donald P. de Brier
  March 17, 1998                  Secretary

                         PROXY STATEMENT
      Annual Meeting of Stockholders To Be Held May 1, 1998

                       GENERAL INFORMATION
                             -------

  This Proxy Statement is furnished to stockholders of Occidental Petroleum Corporation, a Delaware corporation ("Occidental" or the "Corporation"), in connection with the solicitation by the Board of Directors of Occidental (the "Board of Directors" or "Board") of proxies for use at its Annual Meeting of Stockholders (the "Meeting") scheduled to be held on Friday, May 1, 1998, at 10:30 a.m., Los Angeles time, at the Santa Monica Civic Auditorium, 1855 Main Street, Santa Monica, California, and at any and all adjournments thereof. This Proxy Statement and the enclosed form of proxy is being mailed beginning on or about March 17, 1998.

  At the Meeting, stockholders of Occidental will vote upon: (1) the election of five directors for a term of one year; (2) the ratification of the selection of independent public accountants for 1998; (3) the proposal to amend Occidental's 1995 Incentive Stock Plan (the "1995 Plan"); and (4) such other business as may properly come before the Meeting and any and all adjournments thereof, including matters proposed by stockholders. The Board of Directors knows of one stockholder proposal that may be presented at the Meeting.

                VOTING RIGHTS AND VOTES REQUIRED

  The close of business on March 6, 1998, has been fixed as the record date for the determination of stockholders entitled to receive notice of and to vote at the Meeting. As of the close of business on such date, Occidental had outstanding and entitled to vote 348,999,592 shares of Common Stock, par value $.20 per share ("Common Stock").

  A majority of the outstanding shares of Common Stock must be represented at the Meeting in order to hold the Meeting. The record holder of each share of Common Stock entitled to vote at the Meeting will have one vote for each share so held.

  When no instructions have been given on a proxy card with respect to a matter, the shares will be voted in the manner specified on the card. Pursuant to New York Stock Exchange rules, however, shares held through a broker, bank or other nominee generally may not be voted by the nominee when no instructions have been given except for matters which the New York Stock Exchange determines to be routine. If a nominee cannot vote on a particular matter because it is not routine, there is a "broker nonvote" on that matter.

  Directors are elected by a plurality of the votes cast. Stockholders may not cumulate their votes. The five candidates receiving the highest number of votes will be elected. In tabulating the votes, broker nonvotes will be disregarded and will have no effect on the outcome of the vote.

  The affirmative vote of the holders of a majority of the shares of Common Stock represented at the Meeting and entitled to vote thereat will be required to ratify the selection of independent public accountants, to adopt the amendments to the 1995 Plan and to adopt any stockholder proposal properly presented at the Meeting. In determining whether a proposal has received the requisite number of affirmative votes, abstentions and broker nonvotes will have the same effect as votes against the proposal.

                        VOTING OF PROXIES

  In connection with the solicitation by the Board of Directors of proxies for use at the Meeting, the Board has designated Drs. Ray R. Irani and Dale R. Laurance and Mr. Aziz D. Syriani, and each of them with full power of substitution, to vote shares represented by such proxies. Shares represented by all properly executed proxies will be voted at the Meeting in accordance with the instructions specified thereon. If no instructions are specified, the shares represented by any properly executed proxy will be voted FOR the election of the nominees listed below under "Election of Directors," FOR the ratification of the selection of independent public accountants, FOR the amendment of the 1995 Plan and AGAINST the stockholder proposal.

  The Board of Directors is not aware of any matter that will come before the Meeting other than as described above. If a stockholder proposal that was excluded from this proxy statement in accordance with Rule 14a-8 of the Securities and Exchange Act of 1934 is properly brought before the Meeting, it is intended that Drs. Irani and Laurance and Mr. Syriani will use their discretionary authority to vote the proxies against such proposal. If any other matter is properly presented, in the absence of instructions to the contrary, such proxies will be voted in accordance with the judgment of Drs. Irani and Laurance and Mr. Syriani.

                       CONFIDENTIAL VOTING

  Occidental has a policy that all proxies, ballots and other voting materials that identify how a stockholder voted are to be kept permanently confidential and are not to be disclosed to any entity or person, including the directors, officers, employees or stockholders of Occidental, except (i) to allow the tabulator to tabulate and certify the vote, (ii) to comply with federal or state law, including the order of any court, department or agency, (iii) in connection with a contested proxy solicitation,
(iv) if a stockholder makes a written comment on a proxy card or ballot or (v) if a stockholder expressly requests disclosure of his or her vote. The receipt and tabulation of the proxies, ballots and voting materials and the performance of the duties of the inspector of elections must be by one or more parties independent of Occidental, its Board of Directors and any stockholder holding more than 10 percent of the voting securities of Occidental. The tabulator and inspector of elections are required to sign a statement acknowledging the obligation to comply with the policy.

                      REVOCATION OF PROXIES

  Any proxy given pursuant to this solicitation may be revoked by a stockholder at any time before it is used to vote the shares at the Meeting. Any proxy may be revoked by a writing, by a valid proxy bearing a later date delivered to Occidental or by attending the Meeting and voting in person.

                     SOLICITATION OF PROXIES

  The expenses of this solicitation will be paid by Occidental. To the extent necessary to ensure sufficient representation at the Meeting, proxies may be solicited by any appropriate means by officers, directors and regular employees of Occidental. None of these people will receive any additional or special compensation for such work. In addition, Occidental has engaged the services of Georgeson & Company Inc., a firm specializing in proxy solicitation, to solicit proxies and to assist in the distribution and collection of proxy material for a fee estimated at approximately $15,000, plus reimbursement of out-of-pocket expenses. Occidental will reimburse persons holding stock in their names or in the names of their nominees, but not owning such stock beneficially (such as brokerage houses, banks and other fiduciaries), for the expense of forwarding soliciting material to their principals.

                      ELECTION OF DIRECTORS

  The directors of Occidental currently are divided into three classes. However, last year Occidental's Restated Certificate of Incorporation was amended to phase out the classified Board. As a result, directors elected at the Meeting and at each annual meeting thereafter will be elected for a one-year term so that by the annual meeting in 2000 the Board will cease to be classified. All of the directors whose terms expire at the Meeting previously were elected by the stockholders.

  Occidental is firmly committed to achieving a diverse and broadly inclusive work force and Board of Directors by creating equal opportunity for men and women of every race, color, religion, ethnicity, national origin and cultural background.

  No person who has reached the age of 72 is eligible for election as a director of Occidental except that any person who at December 15, 1994, was aged 72 or older and serving as a director was eligible for reelection as a director once, at the annual meeting of stockholders occurring upon expiration of the term of office such director was serving at December 15, 1994.

  The five persons designated by the Board of Directors as nominees for election at the Meeting as directors are Drs. Ray R.
Irani and Dale R. Laurance and Messrs. Edward P. Djerejian, Irvin
W. Maloney and Aziz D. Syriani.

  It is intended that proxies received will be voted for the election as directors of Drs. Ray R. Irani and Dale R. Laurance and Messrs. Edward P. Djerejian, Irvin W. Maloney and Aziz D. Syriani, to serve for one-year terms expiring at the 1999 annual meeting, and until their successors are elected and qualified. In the event any nominee should be unavailable at the time of the Meeting, the proxies may be voted for a substitute nominee selected by the Board of Directors.

  The   following  biographical  information  is  furnished  with
respect to each of the five nominees for election at the Meeting and for each of the other eight directors whose terms will continue after the Meeting.


               NOMINEES FOR TERM EXPIRING IN 1999
                             -------


(Photograph of Edward P. Djerejian)

EDWARD P. DJEREJIAN, 59                       Director since 1996
Director-James A. Baker III Institute
for Public Policy at Rice University,
Houston, Texas.

  Ambassador Djerejian assumed the position as the founding Director of the James A. Baker III Institute for Public Policy at Rice University in 1994. His career in foreign service has spanned the administrations of eight U.S. Presidents. Ambassador Djerejian served President Clinton as the United States Ambassador to Israel from 1993 to 1994, both President Bush and President Clinton as Assistant Secretary of State for Near Eastern Affairs from 1991 to 1993 and President Reagan and President Bush as U.S. Ambassador to the Syrian Arab Republic from 1988 to 1991. Ambassador Djerejian also served as Deputy Assistant Secretary of Near Eastern and South Asian Affairs from 1986 to 1988 and Deputy Chief of the U.S. mission to the Kingdom of Jordan from 1981 to 1984. In 1985, he was assigned to the White House as Special Assistant to the President and Deputy Press Secretary for Foreign Affairs. Ambassador Djerejian is also an expert in Soviet and Russian affairs and, from 1979 to 1981, was assigned to the U.S. Embassy in Moscow, where he headed the political section. Ambassador Djerejian joined the Foreign Service in 1962, after serving in the United States Army as a First Lieutenant in the Republic of Korea between 1961 and 1962. In addition to his assignments in Moscow and Amman, he served as a political officer in Beirut, Lebanon from 1966 to 1969 and Casablanca, Morocco from 1969 to 1972. Between 1975 and 1977 he was assigned as U.S. Consul General in Bordeaux, France.

  Ambassador Djerejian graduated with a Bachelor of Science from the School of Foreign Service at Georgetown University in 1960. He received an Honorary Doctorate in the Humanities from his alma mater in 1992. Ambassador Djerejian is a member of the Board of Directors of Global Industries, Inc. Ambassador Djerejian received the Presidential Distinguished Service Award in 1994, the Department of State's Distinguished Honor Award in 1993 and numerous other honors, including the President's Meritorious Service Award in 1988, the Ellis Island Medal of Honor in 1993, and the Anti-Defamation League's Moral Statesman Award in 1994. He is a member of the Council on Foreign Relations, The Asia Society, Business Council for International Understanding, International Institute for Strategic Studies and The Bretton Woods Committee.

(Photograph of Dr. Ray R. Irani)

DR. RAY R. IRANI, 63                          Director since 1984
Chairman of the Board and Chief
Executive Officer of Occidental.

  Dr. Irani is the Chairman and Chief Executive Officer of Occidental, having served as Chairman, President and Chief Executive Officer of Occidental from 1990 until 1996. He has been a director of the Corporation since 1984. He was President and Chief Operating Officer of Occidental from 1984 to 1990 and before that was an Executive Vice President of the Corporation. Dr. Irani joined the Occidental organization in 1983 as Chairman and Chief Executive Officer of Occidental Chemical Corporation. He has been Chairman of the Board of Canadian Occidental Petroleum Ltd. since 1987. From 1973 until he joined Occidental, Dr. Irani held various positions with Olin Corporation and ultimately served as President and Chief Operating Officer of Olin Corporation and as a member of that firm's Board of Directors.

  Dr. Irani received a B.S. degree in chemistry from the American University of Beirut in 1953 and a Ph.D. in physical chemistry from the University of Southern California in 1957. He holds 50 U.S. patents and more than 100 foreign patents, is the author of the book Particle Size and has published more than 50 technical papers.

  Dr. Irani is a director of the National Association of Manufacturers, the American Petroleum Institute, the Jonsson Cancer Center Foundation/UCLA, Cedars Bank and Kaufman and Broad Home Corporation. He is a trustee of the University of Southern California and serves on the CEO Board of Advisors of the University's School of Business Administration. He also is a trustee of St. John's Health Center Foundation and the American University of Beirut and is a member of the Board of Governors of Town Hall and the World Affairs Council.

  Dr. Irani was the recipient of the American Institute of Chemists' 1983 Honorary Fellow Award, Polytechnic University's 1988 Creative Technology Award and the Chemical Marketing Research Association's 1990 Man of the Year Award. He received the B'nai B'rith 1991 International Corporate Achievement Award and, in 1992, the CEO of the Year Bronze Award from Financial World magazine and the Americanism Award from the Boy Scouts of America. He received the 1994 Distinguished Service Award presented by the American Jewish Committee. In 1995, he was selected by The Wall Street Transcript as its silver honoree, and in 1996 he received the Asa V. Call Achievement Award from the University of Southern California.

  Dr.  Irani  was appointed in 1994 by President Clinton  to  the
President's   Export  Council,  the  premier  national   advisory
committee on international trade. Dr. Irani is the only appointee to the Council from the energy and chemical industries.

  Committee: Executive (Chairman).


(Photograph of Dr. Dale R. Laurance)

DR. DALE R. LAURANCE, 52                      Director since 1990
President and Senior Operating Officer
of Occidental.

  Dr. Laurance has been President of Occidental since 1996 and Senior Operating Officer and a director of Occidental since 1990. He joined Occidental in 1983 as a Vice President of Occidental Chemical Corporation and was elected Vice President of Operations of Occidental in 1984. He is also a Director of Canadian Occidental Petroleum Ltd., Jacobs Engineering Group Inc., Leslie's Poolmart Inc., The Armand Hammer Museum of Art and
Cultural Center, Inc., Chemical Manufacturers Association, American Petroleum Institute, U.S.-Arab Chamber of Commerce, Boy Scouts of America-Western Los Angeles County Council and a member of the Advisory Board of the Chemical Heritage Foundation. He is a past Chairman of the Advisory Board for the Department of Chemical and Petroleum Engineering at the University of Kansas and is a recipient of the Distinguished Engineering Service Award from the School of Engineering at the University of Kansas. Dr. Laurance has served as a Managing Director of the Joffrey Ballet Company.

  Committee: Executive.

(Photograph of Irvin W. Maloney)

IRVIN W. MALONEY, 67                          Director since 1994
Chairman and Chief Executive Officer
of Dataproducts Corporation,
Simi Valley, California.

  Mr. Maloney has been Chairman and Chief Executive Officer since August 1997 of Dataproducts Corporation of Simi Valley, California, which designs, manufactures and markets a complete line of impact and nonimpact printers and supplies for computers. He joined Dataproducts in 1988 and was elected President and Chief Operating Officer in October 1991 and President and Chief Executive Officer in April 1992. Prior to joining Dataproducts, Mr. Maloney had served for three years as an Executive Vice President of Contel Corporation and President of Contel's information systems sector; was General Manager of Harris Corporation's customer support and national accounts divisions; and spent 27 years in various management positions with International Business Machines, lastly as Vice President of western field operations. He is affiliated with the Center for Corporate Innovation.

  Committees: Audit; Compensation.


(Photograph of Aziz D. Syriani)

AZIZ D. SYRIANI, 55                           Director since 1983
President and Chief Operating Officer,
The Olayan Group of Companies.

  Mr. Syriani has served since 1978 as the President and Chief Operating Officer of The Olayan Group, a diversified trading, services and investment organization with activities and interests in the Middle East and elsewhere. He has been associated with The Olayan Group since 1973, first as outside legal counsel and then as a full time executive in 1976. Mr. Syriani obtained his L.L.M. degree from Harvard Law School. Mr. Syriani is a director of Credit Suisse First Boston.

  Committees: Investment (Chairman); Nominating.


                      CONTINUING DIRECTORS
                             -------


(Photograph of John S. Chalsty)

JOHN S. CHALSTY, 64                           Director since 1996
Chairman of Donaldson, Lufkin &                 Term expires 2000
Jenrette, Inc.,
New York, New York.

  Mr. Chalsty is Chairman of Donaldson, Lufkin & Jenrette, Inc. ("DLJ"), an investment banking firm. He joined DLJ in 1969 as an oil analyst and served in a series of increasingly responsible positions, including President and Chief Executive Officer from 1986 until 1996, and Chairman and Chief Executive Officer from
1996 until early 1998. Before that, he worked 12 years for Standard Oil Company of New Jersey (now Exxon) in the United States and Europe.

  Mr. Chalsty also serves on the boards of directors of The Equitable Companies and IBP, inc. He was a director of the New York Stock Exchange from 1988 to 1994 and served as its vice chairman from 1990 to 1994. Mr. Chalsty is Chairman of the New York City Economic Development Corporation. He also is a member, past president and director of the New York Society of Financial Analysts and a member and past director of Financial Analysts Federation, as well as being active in civic, education, arts and medical organizations.

  Mr. Chalsty received Bachelor of Science degrees in chemistry and physics and a Master of Science degree from the University of Witwatersrand in Johannesburg, South Africa, and a Master of Business Administration degree with high distinction from Harvard Business School, where he was a Baker Scholar.

  Committee: Nominating.

(Photograph of Senator Albert Gore, Sr.)

SENATOR ALBERT GORE, Sr., 89                  Director since 1972
Former Executive Vice President                 Term expires 1999
of Occidental; Former United States Senator.

  Senator Gore was a United States Congressman for 14 years and a Senator for 18 years. Thereafter, Senator Gore and his wife, Pauline, were in the private practice of law with offices in Washington, D.C., Nashville, Tennessee and Los Angeles, California. He was elected an Executive Vice President of Occidental and Chairman of the Board of Occidental's subsidiary Island Creek Coal Company in September 1972. He held these positions until August 1983.

  As a legislator, he was a leader in the development of atomic weapons programs, nuclear energy, foreign relations, international trade and taxation. As a member of the Joint Committee on Atomic Energy, the Finance Committee and the Foreign Relations Committee, he coauthored the Gore-Holifield Bill relating to the development of nuclear power and the Gore-Fallon Interstate Highway Bill and was a leader and author of several international trade amendments and bills. President Kennedy appointed Senator Gore as a delegate to the United Nations where he succeeded in negotiating an agreement on outer space between the United States and the former Soviet Union.

  Since retiring from Occidental, Senator Gore has served on the faculty of Vanderbilt University and was a visiting scholar at the Kennedy Institute of Harvard University, University of California, Davis, and other institutions. Among other literary undertakings, he is the author of two books: The Eye of the Storm and Let the Glory Out. He is now active as a businessman in real estate, cattle, automobiles, antique mall ventures and other commercial undertakings.


(Photograph of Arthur Groman)

ARTHUR GROMAN, 83                             Director since 1957
Lawyer-Senior Partner of the law firm           Term expires 2000
of Mitchell, Silberberg & Knupp,
Los Angeles, California.

  Mr. Groman has served on the Board of Directors of Occidental longer than any other director, having been first elected in June 1957. He is the senior partner of the Los Angeles law firm of Mitchell, Silberberg & Knupp, having been associated with that firm since 1944. Previously, he was an attorney in the Office of the General Counsel in the U.S. Treasury Department and an attorney for the Bureau of Internal Revenue. He is the author of numerous articles on taxation. Mr. Groman is a cofounder of the Tax Institute of the Law School of the University of Southern California, a Fellow of the American College of Trial Lawyers, a past President of the California Institute for Cancer Research and an emeritus member of the Board of Directors of Cedars-Sinai Medical Center. He has served as President of the Yale Law School Alumni Association of Southern California.

  Committees: Executive; Nominating (Chairman).


(Photograph of J. Roger Hirl)

J. ROGER HIRL, 66                             Director since 1988
Executive Vice President of Occidental;         Term expires 2000
President and Chief Executive Officer of
Occidental Chemical Corporation.

  Mr. Hirl became President and Chief Operating Officer of Occidental Chemical Corporation in 1983 and its Chief Executive Officer in 1991. He was elected an Executive Vice President of Occidental in 1984. Before joining Occidental, he was Senior Vice President of the Chemicals Group of Olin Corporation, where he was responsible for all business units. During a 23-year career with Olin, Mr. Hirl held a number of management positions, including Vice President of Administration and Vice President and General Manager of the company's industrial chemicals department. Mr. Hirl is a graduate of the University of Iowa, where he received a B.L.S. degree in liberal arts. Mr. Hirl is Chairman of the Board of the Chlorine Chemistry Council and is an appointed member of the Industry Policy Advisory Committee (IPAC), jointly administered by the Office of the U.S. Trade Representative and the Department of Commerce. He is a past

Chairman of the Board of the Chemical Manufacturers Association, the American Plastics Council, the Chlorine Institute and the Society of Chemical Industry, American Section. He is a director of Texas Taxpayers and Research Association, The Dallas Citizens Council and The Dallas Together Forum and is vice chairman of the Board of The Science Place, Dallas.


(Photograph of John W. Kluge)

JOHN W. KLUGE, 83                             Director since 1984
Chairman of the Board and President             Term expires 2000
of Metromedia Company,
New York, New York.

  Mr. Kluge has been Chairman of the Board and President of Metromedia Company since 1986. Metromedia Company is a diversified investment partnership with activities in telecommunications, food services, robotic painting and computer software. Mr. Kluge is a director of Metromedia International Group, Inc., Conair Corporation and Metromedia Fiber Network, Inc. He is a Governor of the New York College of Osteopathic Medicine, a Trustee of the Preventive Medicine Institute-Strang Clinic and a member of the Advisory Committee of The Chase Manhattan Corporation.


(Photograph of George O. Nolley)

GEORGE O. NOLLEY, 82                          Director since 1983
Ranching and Investments.                       Term expires 1999

  Mr. Nolley has been engaged in ranching and farming since 1961. He was a founder, officer and director of The Permian Corporation, which was subsequently (from 1965 to 1983) a wholly owned subsidiary of Occidental, and he was a director of Cities Service Company when Occidental acquired that company in 1982.

  Committees:    Audit   (Chairman);   Compensation   (Chairman);
Environmental, Health and Safety; Investment.


(Photograph of Rodolfo Segovia)

RODOLFO SEGOVIA, 61                           Director since 1994
President and Chief Executive Officer of        Term expires 2000
Polipropileno del Caribe, S.A.
Bogota, Colombia.

  Since August 1996, Mr. Segovia has served as the President and Chief Executive Officer of Polipropileno del Caribe, S.A., a manufacturer of polypropylene. From 1994 to 1996 and from 1986 to 1990, he served as the Managing Partner of Inversiones Sanford S.A., where he continues to serve on the Executive Committee. Inversiones Sanford is a conglomerate with interests in, among other things, the manufacture of wire and cable, polyvinyl chloride resins and compounds, and stabilizers and other specialty chemicals for the plastic industry. He was a Senator of the Republic of Colombia from 1990 to 1993 and the Minister of Public Works and Transportation for the Republic of Colombia from 1985 to 1986. He was President of Empresa Colombiana de Petroleos from 1982 to 1985 and prior to that spent 17 years with Petroquimica Colombiana, S.A. in a number of management positions, including President.

  Mr. Segovia has a B.S. in Chemical Engineering from the Massachusetts Institute of Technology, an M.A. in Latin American History from the University of California, Berkeley, and a Certificate in Economic Development from the French IRFED institute. He is a member of the Colombian Academy of History and a trustee of the University of Los Andes. He has been a lecturer at the War College (Colombia) since 1981 and is the author of The Fortifications of Cartagena de Indias, Strategy and History. Mr. Segovia is a recipient of the Colombia Distinguished Engineers Award and the Order of Merit of the French Republic.

  Committee: Environmental, Health and Safety.

(Photograph of Rosemary Tomich)

ROSEMARY TOMICH, 60                           Director since 1980
Owner, Hope Cattle Company and A. S. Tomich     Term expires 1999
Construction Company; Chairman of the Board of Directors and Chief Executive Officer,
Livestock Clearing Inc.

  Miss Tomich has been owner of the Hope Cattle Company, a feeding operation, since 1958. Since 1970, she has been the owner of the A. S. Tomich Construction Company in Los Angeles, California. Miss Tomich is a Trustee of the Salk Institute for Biological Studies, a director of the Betty Clooney Foundation for Persons with Brain Injury, a member of the Advisory Board of the University of Southern California School of Business Administration, a member of the President's Corporate Cabinet of the California Polytechnic State University San Luis Obispo and a Trustee of the UCLA Foundation.

  Committees:   Executive;  Audit;  Compensation;  Environmental,
Health and Safety (Chairperson); Investment.


  INFORMATION REGARDING THE BOARD OF DIRECTORS AND ITS COMMITTEES
                           -------

  The Board of Directors has established an Executive Committee, consisting of Dr. Irani, as Chairman, Mr. Groman, Dr. Laurance and Miss Tomich, which, to the extent permitted by law, exercises the powers of the Board with respect to the management of the business and affairs of Occidental between Board meetings. The Executive Committee held no meetings during 1997 and acted four times by unanimous written consent in lieu of a meeting. The Board has also established standing Audit; Compensation; Nominating; Environmental, Health and Safety; and Investment Committees. The general duties of these Committees are described below. From time to time, the Board of Directors delegates additional duties to the standing committees.

  The Audit Committee, consisting of Mr. Nolley, as Chairman, Miss Tomich and Mr. Maloney, recommends the firm of independent public accountants to audit the consolidated financial statements, books, records and accounts of Occidental and its subsidiaries; discusses the scope and results of the audit with the accountants; discusses Occidental's financial accounting and reporting principles and the adequacy of Occidental's internal accounting, financial and operating controls with the accountants and with management; reviews all reports of internal audits submitted to the Audit Committee and management's responses thereto; reviews the appointment of the senior internal auditing executive; and oversees all matters relating to the Corporation's compliance program. The Audit Committee held 13 meetings in 1997.

  The Compensation Committee, consisting of Mr. Nolley, as Chairman, Miss Tomich and Mr. Maloney, administers the Corporation's stock-based compensation plans, including selecting participants, making grants and setting performance targets; periodically reviews the performance of the plans and their rules; reviews and approves the annual salaries, bonuses and other  benefits  of  all executive officers of  the  Corporation;
reviews new executive compensation programs; and periodically reviews the operation of existing executive compensation programs as well as policies for the administration of executive compensation. The Compensation Committee held 13 meetings and acted twice by unanimous written consent in 1997. The Compensation Committee's report on executive compensation begins at page 18.

  The Nominating Committee, consisting of Mr. Groman, as Chairman, and Messrs. Chalsty and Syriani, recommends candidates for election to the Board. The Nominating Committee will consider nominees recommended by stockholders if the stockholder recommendations are forwarded to the Secretary of Occidental for transmission to the Nominating Committee and are otherwise in compliance with Occidental's By-laws. Under Occidental's By-laws, nominations for directors, other than those made by the Board of Directors, are subject to receipt by Occidental of notice of the proposed nomination not less than 50 days nor more than 75 days prior to the meeting; provided, however, that in the event that less than 60 days' notice or prior public disclosure of the date of the meeting is given or made to stockholders, notice by the stockholder to be timely must be received not later than the close of business on the 10th day following the day on which the notice of the date of the meeting was mailed or such public disclosure was made, whichever first occurs. Additional information is also required as specified in Occidental's By-laws, a copy of which may be obtained from Occidental upon request. The Nominating Committee held one meeting in 1997.

  The Environmental, Health and Safety Committee, consisting of Miss Tomich, as Chairperson, and Messrs. Nolley and Segovia, reviews and discusses with management the status of health, environment and safety issues, including compliance with applicable laws and regulations, the results of internal compliance reviews and remediation projects; and reports periodically to the Board on environmental, health and safety matters affecting the Corporation and its subsidiaries. The Environmental, Health and Safety Committee held six meetings in 1997.

  The Investment Committee, consisting of Mr. Syriani, as Chairman, Mr. Nolley and Miss Tomich, reviews and makes written recommendations to the Board related to significant business activities outside the areas of Occidental's primary business operations. Although there were no matters for its consideration, the Investment Committee acted twice by unanimous written consent and held two meetings in 1997.

  The Board of Directors held six regular meetings and acted once by unanimous written consent during 1997. Each director, except Mr. Kluge, attended at least 75 percent of the aggregate of the meetings of the Board of Directors and the committees of which he or she was a member.

  Non-employee directors are paid a monthly retainer at the annual rate of $25,000, plus $1,000 for each meeting of the Board of Directors or of its committees they attend and, pursuant to the 1996 Restricted Stock Plan for Non-Employee Directors, receive an annual grant of 250 shares of Common Stock, plus an additional 200 shares of Common Stock for each committee he or she chairs. In addition, Occidental pays the premiums for non-employee directors who participate in the Occidental Petroleum Corporation Insured Medical Plan and, subject to availability, permits directors to make use of company aircraft. Two directors also received $1,000 for each meeting of the directors of the Occidental Petroleum Charitable Foundation, Inc. they attended. The Foundation held three meetings in 1997. Employee directors do not receive any additional compensation for serving as directors.


           CERTAIN RELATIONS AND RELATED TRANSACTIONS
                           -------

  For many years, Occidental and certain of its subsidiaries have used the services of the law firm of Mitchell, Silberberg & Knupp, of which Mr. Groman is a senior partner. During 1997, Occidental and such subsidiaries paid the firm approximately $464,000 for legal services and disbursements. In addition, Occidental has entered into a consultation agreement with Mr. Groman pursuant to which he will render consulting services for a term of seven years after he ceases to be a director for annual compensation during such term of $25,000, with one-half of such compensation payable to designated beneficiaries for the balance of such term if he dies prior to its expiration.

  Occidental from time to time uses the services of various investment banking firms, including Donaldson, Lufkin & Jenrette, Inc. ("DLJ"), of which Mr. Chalsty is Chairman. The compensation paid to DLJ for services rendered to Occidental during 1997 did not exceed five percent of DLJ's consolidated gross revenues for its last full fiscal year.


                    CERTAIN LEGAL PROCEEDINGS
                            -------

  On January 28 and 29, 1998, two shareholder derivative actions were filed in Los Angeles Superior Court against the Board of Directors of Occidental and Occidental, as a nominal defendant, with respect to the payments made in 1997 to Occidental's Chairman and President in connection with the restructuring of their respective employment agreements. The Teachers' Retirement System of Louisiana is the plaintiff in the first case, while Rita Edelson, Paul Klingenstein and Clayton J. Steenson are named as plaintiffs in the second action. Occidental is named as a nominal defendant in these derivative actions. No relief is sought against Occidental. The complaints allege, among other things, corporate waste, breach of fiduciary duty and unjust enrichment. The plaintiffs in both actions seek, among other things, compensatory damages and equitable and declaratory relief and seek to impose a constructive trust on the 1997 payments and request that the Occidental Board be ordered to rescind the payments. In addition, the plaintiffs in one of the actions seek a declaration that the restated and amended employment agreements are null and void and an order enjoining the receipt of remuneration under the amended and restated agreements. In both actions, the plaintiffs seek award of attorneys' fees and costs. The two actions have been consolidated. For information concerning the decision to restructure the Chairman's and President's employment agreements, see the "Report of the Compensation Committee" at page 18.

     SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
                            -------

  Pursuant to Section 16(a) of the Securities Exchange Act of 1934 and the rules issued thereunder, Occidental's executive officers, directors and any beneficial owner of more than 10 percent of any class of Occidental's equity securities are required to file with the Securities and Exchange Commission and the New York Stock Exchange reports of ownership and changes in ownership of Common Stock. Copies of such reports are required to be furnished to Occidental. Based solely on its review of the copies of such reports furnished to Occidental, or written representations that no reports were required, Occidental believes that, during 1997, all persons required to report complied with the Section 16(a) requirements, except David A. Hentschel, Executive Vice President of Occidental and Chairman and Chief Executive Officer of Occidental Oil and Gas Corporation. Mr. Hentschel failed to file three reports and to report 12 transactions on a timely basis.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
                         AND MANAGEMENT

  At the close of business on March 6, 1998, the beneficial owners shown below were the only persons known to Occidental to be the beneficial owners of five percent or more of any class of the outstanding voting securities of Occidental.

-----------------------------------------------------------------
                                        Amount and
                                        Nature of
  Title of    Name and Address          Beneficial    Percent of
  Class       of Beneficial Owner       Ownership        Class
-----------------------------------------------------------------
  Common      FMR Corp.                34,602,311(1)      9.91%
  Stock       82 Devonshire Street
              Boston, Massachusetts
              02109

              Barrow, Hanley,          22,082,264(2)      6.33%
              Mewhinney & Strauss,
              Inc.
              One McKinney Plaza
              3232 McKinney Avenue,
              15th Floor
              Dallas, Texas 75204-
              2429
-----------------------------------------------------------------
  (1) Pursuant to the Schedule 13G filed as of February 11, 1998, with the Securities and Exchange Commission ("SEC"), FMR Corp. has sole voting power for 1,405,691 shares and sole investment power for all of the shares. The number of shares of Common Stock includes 688,387 shares resulting from the assumed conversion of 389,800 shares of Occidental's $3.00 CXY-Indexed Convertible Preferred Stock.

  (2)     Pursuant  to the Schedule 13G filed as of February  12,
1998, with the SEC, Barrow, Hanley, Mewhinney & Strauss, Inc. has sole voting power for 3,834,900 shares and sole investment power for all of the shares.


  The following table sets forth certain information regarding the beneficial ownership of Common Stock as of March 6, 1998, by each of the named executive officers, the directors of Occidental and all executive officers and directors as a group. None of the foregoing persons owned any other class of Occidental's equity securities.

                              Amount and      Percent
                              Nature of       of Class
          Name of             Beneficial      (Common
          Beneficial Owner    Ownership(1)      Stock)
-----------------------------------------------------------------
          Ray R. Irani        1,857,527          (2)
          Dale R. Laurance      353,523          (2)
          J. Roger Hirl         238,651          (2)
          John F. Riordan       234,035(3)       (2)
          John S. Chalsty         5,164          (2)
          Edward P. Djerejian       556          (2)
          Albert Gore, Sr.       34,587(4)       (2)
          Arthur Groman          17,900          (2)
          John W. Kluge       1,020,500          (2)
          Irvin W. Maloney        2,009          (2)
          George O. Nolley        2,930          (2)
          Rodolfo Segovia         6,614(5)       (2)
          Aziz D. Syriani         1,900          (2)
          Rosemary Tomich         5,400          (2)
          Stephen I. Chazen     129,598          (2)

          All executive
          officers and
          directors as a
          group (30 persons)  5,166,008(6)      1.48%
-----------------------------------------------------------------
  (1) Does not include shares acquired after December 31, 1997, under the Occidental Petroleum Corporation Savings Plan (the "Savings Plan"), the MidCon Corp. Savings Plan or the Dividend Reinvestment Plan. Each executive officer and director possesses sole voting and investment power with respect to the shares listed, except for 513,489 shares held by Dr. Irani, 67,658 shares held by Dr. Laurance, 36,033 shares held by Mr. Hirl, 32,884 shares held by Mr. Riordan and 16,221 shares held by Mr. Chazen, for which investment power had not vested pursuant to the Occidental Petroleum Corporation Executive Long-Term Incentive Stock Purchase Plan (the "Stock Purchase Plan"), the Occidental Petroleum Corporation 1995 Incentive Stock Plan (the "1995 Plan"), the Savings Plan or the MidCon Corp. Savings Plan and 164 shares held by Mr. Chalsty, 356 shares held by Mr.
Djerejian,  500 shares held by Mr. Gore, 900 shares held  by  Mr.
Groman, 500 shares held by Mr. Kluge, 500 shares held by Mr. Maloney, 1,300 shares held by Mr. Nolley, 500 shares held by Mr. Segovia, 900 shares held by Mr. Syriani and 900 shares held by Miss Tomich, for which investment power has not vested under the 1996 Restricted Stock Plan for Non-Employee Directors. Shares shown also include the following shares subject to options exercisable on March 6, 1998, or becoming exercisable within 60 days thereafter: Dr. Irani, 1,016,668 shares; Dr. Laurance, 213,334 shares; Mr. Hirl, 161,668 shares; Mr. Riordan, 151,668 shares and Mr. Chazen, 93,334 shares.

  (2)    Less than one percent.

  (3) Holdings include 100 shares held by Mr. Riordan's wife, as to which Mr. Riordan disclaims any beneficial ownership.

  (4)     Holdings  include 5,500 shares held by  Senator  Gore's
wife,   as   to  which  Senator  Gore  disclaims  any  beneficial
ownership.

  (5) Holdings include 5,000 shares held by Mr. Segovia as trustee for the benefit of his children.

  (6) Holdings include 2,605,765 shares that certain executive officers and directors could acquire upon the exercise of options exercisable on March 6, 1998, or becoming exercisable within 60 days thereafter, as well as 804,934 shares issued pursuant to the Stock Purchase Plan, the 1995 Plan, the Savings Plan or the MidCon Corp. Savings Plan for which investment power had not vested.

                     EXECUTIVE COMPENSATION

                      COMPENSATION TABLES
                            -------

  Set forth below are tables showing: (1) in summary form, the compensation paid, for the years shown in the table, to Dr. Irani and the four other highest-paid executive officers of Occidental serving as executive officers on December 31, 1997, including Mr. Riordan who ceased serving as an executive officer and resigned from the Board of Directors upon the divestiture of MidCon Corp. in January 1998; (2) the options and stock appreciation rights granted to such executives in 1997; (3) exercise and year-end value information pertaining to stock options and stock appreciation rights granted to such executives; and (4) long-term incentive plan awards granted to such executives in 1997.



                                            SUMMARY COMPENSATION TABLE
-------------------------------------------------------------------------------------------------------------
                                                                     Long-Term
                                                                   Compensation
                                    Annual Compensation                Awards
                             -----------------------------------  ----------------
                                              Other            Restricted
                                              Annual             Stock       Securities           All
Name and                                      Compensa-          Awards      Underlying          Other
Principal           Salary      Bonus          tion(1)            (2)        Options/SARs    Compensation
Position    Year     ($)         ($)            ($)               ($)            (#)              ($)
-------------------------------------------------------------------------------------------------------------

Ray R.      1997    $1,688,204  $1,420,000    $  740,455(3)    $ 2,343,157    1,000,000     $ 95,195,500(4)
Irani,      1996    $1,900,000  $  872,000    $1,236,958(3)    $ 2,611,666      200,000     $    138,905(4)
Chairman    1995    $1,900,000  $  872,000    $  998,209(3)    $ 2,459,444      200,000     $    122,714(4)
and Chief
Executive
Officer

Dale R.     1997    $  950,000  $  750,000    $  206,885(5)    $   217,504      750,000     $ 17,240,374(6)
Laurance,   1996    $  860,000  $  700,000             0       $   164,010       85,000     $    228,108(6)
President   1995    $  820,000  $  620,000             0       $   394,991       45,000     $    183,002(6)
and Senior
Operating
Officer

J. Roger    1997    $  590,000  $  380,000    $   92,352(7)    $   101,705      395,000     $    106,559(8)
Hirl,       1996    $  565,000  $  255,000    $  132,169(7)    $    98,090       50,000     $     98,624(8)
Executive   1995    $  545,000  $  420,000             0       $   214,002       35,000     $     90,689(8)
Vice
President

John F.     1997    $  589,808  $  878,000    $  168,192(9)    $   101,705      395,000     $    598,019(10)
Riordan,    1996    $  565,000  $  430,000             0       $    98,090       50,000     $    135,468(10)
Executive   1995    $  545,000  $  335,000             0       $   209,998       35,000     $    127,600(10)
Vice
President

Stephen I.  1997    $  480,000  $  380,000             0       $   568,395      385,000     $     90,096(11)
Chazen,     1996    $  380,000  $  308,000             0       $    65,707       40,000     $     65,741(11)
Executive   1995    $  365,000  $  275,000             0       $   140,005       30,000     $     57,135(11)
Vice
President
-------------------------------------------------------------------------------------------------------------
  (1)      "0"  indicates  that,  for  the  year  indicated,  the
executive  officer  listed did not receive perquisites  or  other personal  benefits,  securities or  property  that  exceeded  the lesser of $50,000 or 10 percent of the salary and bonus for  such officer.

  (2)     Includes  awards made in January 1997 to  each  of  the
executive officers listed and an award to Mr. Chazen in  February
1998  pursuant  to  the  Occidental  Petroleum  Corporation  1995
Incentive  Stock Plan (the "1995 Plan"), subject to  a  four-year restricted  period. During the restricted periods, dividends  are paid  on  the shares awarded. As of December 31, 1997, Dr.  Irani held  609,996  shares  of restricted stock,  having  a  value  of
$17,880,508;  Dr.  Laurance  81,615 shares,  having  a  value  of
$2,392,340; Mr. Hirl 44,763 shares, having a value of $1,312,115;
Mr.  Riordan 38,673 shares, having a value of $1,133,602; and Mr.
Chazen 13,273 shares, having a value of $389,065.

  (3)     Includes for 1997, 1996 and 1995, respectively,  unless
otherwise   noted:   $539,959,   $1,215,472   and   $981,704   of
reimbursements, pursuant to Dr. Irani's employment agreement, for state  income tax expenditures; $11,670, $20,486 and $15,505  for club  dues;  $10,132,  $1,000  and  $1,000  for  tax  preparation services;  $87,745  (1997 only) for financial planning  services;
$75,462  (1997 only) for legal services; and $15,487 (1997  only)
for use of company aircraft.

  (4)     Includes for 1997, 1996 and 1995, respectively,  unless
otherwise   noted:  $95,000,000  (1997  only)  for  restructuring
employment contract; $107,134, $107,666 and $93,985 of director's fees paid by an equity investee of Occidental; $7,200, $6,750 and
$6,750  credited pursuant to the Occidental Petroleum Corporation
Savings  Plan (the "Savings Plan"); $13,200 (1997 only)  credited pursuant to the Occidental Petroleum Corporation Retirement  Plan
(the  "Retirement  Plan"), a tax-qualified, defined  contribution plan that provides retirement benefits for salaried employees  of
Occidental  and certain of its subsidiaries; $37,899 (1997  only)
credited pursuant to the Occidental Petroleum Corporation  Senior
Executive  Supplemental Retirement Plan (the  "Senior  Retirement
Plan"),  a  nonqualified  plan that was  established  to  provide designated  senior executives of Occidental and its  subsidiaries with  benefits that will compensate them for certain  limitations imposed by federal law on contributions that


                              12




may  be  made  pursuant to the Retirement Plan and Savings  Plan;
and $30,067, $24,489 and $21,979 of accrued interest on deferred compensation.

  (5) Includes for 1997: $87,982 for club membership and dues; $75,462 for legal services; $42,441 for personal use of company aircraft; and $1,000 for tax preparation services.

  (6)     Includes for 1997, 1996 and 1995, respectively,  unless
otherwise   noted:  $17,000,000  (1997  only)  for  restructuring
employment  contract; $67,987, $80,123 and $47,036 of  director's fees  paid by equity investees of Occidental; $7,200, $6,750  and
$6,750  credited  pursuant to the Savings Plan; $13,200,  $14,250 and  $14,250 credited pursuant to the Retirement Plan;  $133,080,
$111,240  and  $106,320 credited pursuant  to  Senior  Retirement
Plan;  and  $18,907,  $9,220 and $3,726 of  accrued  interest  on deferred compensation.

  (7)      Includes  for  1997  and  1996,  respectively,  unless
otherwise noted: $61,807 and $99,034 for personal use of  company aircraft;  $550  and  $16,436  for  tax  and  financial  planning services;  $23,505 and $14,411 for club dues; $1,072  and  $2,288 for  automobile maintenance; and $5,418 (1997 only)  for  spousal travel.

  (8)     Includes for 1997, 1996 and 1995, respectively: $7,200,
$6,750 and $6,750 credited pursuant to the Savings Plan; $11,600, $12,750 and $12,750 credited pursuant to the Retirement Plan;
$75,280,  $70,590  and $67,365 credited pursuant  to  the  Senior
Retirement Plan; and $22,479, $8,534 and $3,824 of accrued interest on deferred compensation.

  (9) Includes for 1997: $131,613 for relocation; $33,879 for personal use of company aircraft; and $2,700 for tax preparation services.

  (10)    Includes for 1997, 1996 and 1995, respectively,  unless
otherwise  noted: $7,200, $6,750 and $6,750 credited pursuant  to the  MidCon  Corp.  Savings Plan; $11,296,  $10,378  and  $12,750
credited  pursuant to the MidCon Corp. Retirement Plan; $100,783,
$101,211  and  $94,615  credited pursuant  to  the  MidCon  Corp.
Supplemental  Retirement Plan; $26,423, $16,839  and  $13,485  of
accrued interest on deferred compensation; and $452,317 and  $290
(1997  and  1996  only) allocated pursuant to  the  MidCon  Corp.
Employee  Stock Ownership Plan (the "MidCon ESOP"). The value  of the  share allocation made to the MidCon ESOP as of December  31,
1997 is not final as of the date hereof.

  (11)    Includes  for 1997, 1996 and 1995, respectively  unless
otherwise  noted: $7,200, $6,750 and $6,750 credited pursuant  to the  Savings Plan; $13,200, $14,250 and $14,250 credited pursuant to  the  Retirement Plan; $55,530, $38,565 and  $36,135  credited pursuant  to the Senior Retirement Plan; and $14,166  and  $6,176
(1997   and   1996   only)  of  accrued  interest   on   deferred
compensation.




                           OPTION/SAR GRANTS IN 1997
------------------------------------------------------------------------------



            Number of       Percent of
            Securities       Total                                    Grant
           Underlying     Options/SARs     Exercise                   Date
           Options/SARs     Granted to     or Base                   Present
            Granted(1)      Employees      Price(2)    Expiration    Value(4)
Name          (#)            in 1997      ($/Share)      Date(3)       ($)
------------------------------------------------------------------------------
Ray R.        3,940            0.1%        $25.375     07/02/2007   $   20,212
Irani       196,060            3.0%        $25.375     07/02/2007   $1,005,788
            800,000           12.4%        $25.375     07/02/2007   $3,968,000

Dale R.       3,940            0.1%        $25.375     07/02/2007   $   20,212
Laurance     96,060            1.5%        $25.375     07/02/2007   $  492,788
            650,000           10.5%        $25.375     07/02/2007   $3,224,000

J. Roger      3,940            0.1%        $25.375     07/02/2007   $   20,212
Hirl         66,060            1.0%        $25.375     07/02/2007   $  338,888
            325,000            5.0%        $25.375     07/02/2007   $1,612,000

John F.       3,940            0.1%        $25.375     07/02/2007   $   20,212
Riordan      66,060            1.0%        $25.375     07/02/2007   $  338,888
            325,000            5.0%        $25.375     07/02/2007   $1,612,000

Stephen I.    3,940            0.1%        $25.375     07/02/2007   $   20,212
Chazen       56,060            0.9%        $25.375     07/02/2007   $  287,588
            325,000            5.0%        $25.375     07/02/2007   $1,612,000
-------------------------------------------------------------------------------

  (1) Each of the named executive officers received a simultaneous grant of Incentive Stock Options ("ISOs"), Non-Qualified Stock Options ("NQSOs") and Performance Stock Options ("PSOs"). The number of ISOs is listed first in the foregoing table, the number of NQSOs is listed second and the number of PSOs is listed third. The ISOs and NQSOs were granted subject to a three-year vesting period, with approximately one-third of the options granted becoming exercisable each year commencing on the first anniversary of the grant date and ending on the third anniversary. The PSOs vest in their entirety if the closing price of Occidental Common Stock for 20 consecutive trading days is (i) $30 per share any time prior to the third anniversary of the date of grant, (ii) $35 per share any time on or after the third anniversary of the date of grant to the day prior to the fifth anniversary and (iii) $40 per share any time on or after the fifth anniversary of the date of grant to the day prior to the tenth anniversary. The vesting and exercisability of the options will be accelerated in the event of a Change of Control (as defined in the 1995 Plan). No stock appreciation rights were granted in 1997.

  (2) The exercise price and tax withholding obligations related to exercise may be paid by delivery of already owned shares or by offset of the underlying shares, subject to certain conditions.

  (3) The options were granted for terms of 10 years, in each case subject to earlier termination upon the termination of an optionee's employment; after which termination, the options that have vested remain exercisable (depending on the cause of termination) for a period of up to 18 months in the case of ISOs and NQSOs and five years in the case of PSOs. However, under the provisions of their respective employment agreements, the options granted to Drs. Irani and Laurance become fully vested immediately in the event of termination by Occidental and are then exercisable as if the termination were due to retirement, subject to the terms of the existing option grant agreements, which are not affected by the employment agreements. Under the terms of their respective employment agreements, the options granted to Messrs. Hirl, Riordan and Chazen continue to vest and are exercisable after termination of employment for the remaining terms of their respective agreements in the case of Messrs. Hirl and Riordan and for a period equal to the shorter of two years or the remaining term of his agreement in the case of Mr. Chazen. See "Employment Agreements" at page 15. The PSO grant agreement provides that, in the event of any conflict between the terms of such agreement and any present or future employment agreement, the terms of the PSO grant agreement will govern.

  (4) Options are granted at market price on the day of the grant. The proxy rules require that either potential realizable values at assumed annual stock price appreciation rates or present values at the grant date be assigned to options. Occidental has chosen a present value method known as the "Black-Scholes option pricing model." The assumptions used to arrive at the values shown were as follows: expected volatility-22.36%, risk-free rate of return-6.27%, dividend yield-3.94% and time of exercise-5 years. The choice of the Black-Scholes valuation method does not reflect any belief by Occidental's management that such method, or any other valuation method, can accurately assign a value to an option at the grant date.




                               AGGREGATED OPTION/SAR EXERCISES IN 1997
                               AND DECEMBER 31, 1997 OPTION/SAR VALUES
------------------------------------------------------------------------------------------------------
            Shares
           Aquired                        Number of Securities           Value of Unexercised
              on        Value            Underlying Unexercised         In-the-Money Options/SARs
           Exercise  Realized(1)       Options/SARs at 12/31/97 (#)         at 12/31/97(2) ($)
Name          (#)       ($)           Exercisable     Unexercisable     Exercisable    Unexercisable
------------------------------------------------------------------------------------------------------
Ray R.      50,000   $206,250         950,002         1,199,998        $7,426,052       $5,008,323
Irani

Dale R.     10,000   $ 41,250         198,334           821,666        $1,478,649       $3,325,726
Laurance

J. Roger     1,347   $  5,220         150,002           439,998        $1,089,802       $1,792,073
Hirl

John F.      5,000   $ 20,625         140,002           439,998        $1,062,802       $1,792,073
Riordan

Stephen I.       0          0          83,335           421,665        $  767,718       $1,709,470
Chazen
------------------------------------------------------------------------------------------------------
  (1)     Represents the difference between the closing price  of
the  Common Stock on the New York Stock Exchange on the  exercise date and the option exercise price.

  (2)     The  value  of  unexercised  in-the-money  options   is
calculated by multiplying the number of underlying shares by  the difference between the closing price of the Common Stock  on  the
New  York  Stock  Exchange at 12/31/97 and  the  option  exercise price.

                              14




                 LONG-TERM INCENTIVE PLAN--AWARDS IN 1997(1)
-----------------------------------------------------------------------------
              Number of      Performance    Estimated Future Payouts
              Shares,        or Other                 Under
              Units or       Period         Non-Stock Price-Based Plans
               Other         Until        Threshold    Target    Maximum
               Rights       Maturation     (# of       (# of      (# of
Name            (#)         or Payout      shares)     shares)    shares)
-----------------------------------------------------------------------------
Ray R.           0            --             --          --        --
Irani

Dale R.     18,609       4 years(2)           0        18,609    32,566
Laurance

J. Roger     8,943       4 years(3)           0         8,943    15,650
Hirl

John F.      8,943       4 years(3)           0         8,943    15,650
Riordan

Stephen I.   6,015       4 years(3)           0         6,015    10,526
Chazen
-----------------------------------------------------------------------------
  (1)     Performance  Stock Awards were  made  in  January  1997
pursuant to the 1995 Plan. The number of shares received  at  the end  of  the performance period will depend on the attainment  of performance  objectives  based on a peer  company  comparison  of total stockholder return. Depending on Occidental's ranking among
its   peers  and  subject  to  the  grantee  remaining   employed
throughout the performance period, the grantee receives shares of
Common  Stock in an amount ranging from 0% to 175% of the  Target
Share  Award;  provided, however, if the  grantee  dies,  becomes disabled or retires during the performance period, then the right to receive more than the Target Shares is forfeited and a portion of the Target Shares is forfeited depending on the days remaining
in   the  performance  period.  During  the  performance  period, dividend  equivalents are credited on the  Target  Shares  in  an amount  equal  to the per share dividend declared  per  share  of
Common Stock and cash equal to the dividend equivalent is paid to the grantees. In the event of a Change of Control (as defined  in the  1995  Plan), the grantee's right to receive  the  number  of
Target Shares becomes nonforfeitable.

  (2) Under the terms of his employment agreement, any long-term incentive awards granted to Dr. Laurance become fully vested immediately in the event of termination by Occidental, subject to the terms of the existing award agreements, which are not affected by his employment agreement. See "Employment Agreements" below.

  (3)      Under   the  terms  of  their  respective   employment
agreements,  the performance period for the entire award  granted to  Messrs.  Hirl, Riordan and Chazen continues after termination of  employment  for  the  remaining  terms  of  their  respective agreements  in  the case of Messrs. Hirl and Riordan  and  for  a period equal to the shorter of two years or the remaining term of his  agreement  in  the  case  of  Mr.  Chazen.  See  "Employment
Agreements" below.


                      EMPLOYMENT AGREEMENTS
                             -------

  The following are summaries of the employment agreements between Occidental and the executive officers named in the Compensation Tables. Copies of the agreements are, or will be, available as exhibits to Occidental's periodic reports filed with the Securities and Exchange Commission.

DR. IRANI

  On September 11, 1997, Dr. Irani entered into an amended and restated employment agreement with Occidental. The agreement, as amended, is for a five-year term with an annual salary at a minimum rate of $1,200,000, subject to annual increase (and, as part of across-the-board reductions for other officers, decrease) at the reasonable discretion of the Board and the Compensation Committee. In addition, Dr. Irani is eligible for a discretionary annual cash bonus and to participate in Occidental's qualified and nonqualified retirement plans, its incentive stock plan, deferred compensation plan and any future performance plans adopted by Occidental as well as any group life insurance, medical care (including coverage for his wife and children), disability and other plans or benefits which Occidental may provide for him. Prior to his retirement, Dr. Irani will receive life insurance at least equal to three times his highest career annual salary plus, during the term of his employment, six weeks paid vacation each calendar year (which will accrue and for which he will be entitled to be paid for any accrued but unused vacation time upon termination of the agreement) and the minimum perquisites to which he was entitled prior to the effective date of his agreement other than reimbursement for state income tax. See also footnote (3) to the Compensation Table on page 12.

  Following his retirement or upon the termination of his employment by Occidental, Dr. Irani will continue to receive life insurance equal to twice his highest career annual salary, medical benefits no less favorable than those provided to him prior to such retirement or termination, and tax and financial planning services. If Dr. Irani is married at the time of his death, his wife will be entitled, for the remainder of her life, to continuation of medical benefits throughout her life. If Dr. Irani is terminated by Occidental for any reason, or if Dr. Irani terminates employment because Occidental materially breaches the agreement, then if such event occurs on or prior to September 11, 2000, Dr. Irani is entitled to receive three times his highest annual salary and bonus (subject to certain offsets in the case of termination due to disability) without obligation to mitigate and, if such event occurs after September 11, 2000, but on or before September 11, 2002, he is entitled to receive two times his highest annual salary and bonus (subject to certain offsets in the case of termination due to disability) without obligation to mitigate. In either such event of termination, Dr. Irani is also entitled to receive his medical, welfare and life insurance benefits; and if such termination is not due to death or disability, his existing perquisites and the full and immediate vesting of his restricted stock, stock options and any other long-term incentive benefits; provided that the options or stock appreciation rights shall be exercisable as if he had retired on such date and that nothing in his employment agreement affects his existing grant agreements. If after termination of his
employment,   Dr.  Irani  is  not  eligible  to  participate   in
Occidental's  benefit  plans as contemplated  by  his  employment
agreement,   then  Occidental  will  provide   Dr.   Irani   with
substantially equivalent benefits and will reimburse him for any additional tax liabilities incurred by him as a result of his receipt of such benefits.

  If Occidental materially breaches the agreement and does not cure the breach after notice thereof, Dr. Irani may terminate his employment and treat such occurrence as if it were a termination by Occidental; provided that it shall not be a material breach if, following the merger or sale of Occidental or substantially all of its assets, Dr. Irani continues to have substantially the same executive duties and reports to the acquiror's board of directors. The agreement also holds Dr. Irani harmless from the effects of any excise or other taxes payable under or as a result of Sections 280G and 4999 of the Internal Revenue Code of 1986 or comparable state law by reason of a change of control, including taxes payable on any amounts paid pursuant to this hold harmless provision. During and after the term of the agreement, Dr. Irani is entitled to the payment of all legal fees other than those of a purely personal nature. In addition, the agreement provides for additional indemnification for Dr. Irani to the fullest extent permitted by applicable law and for Occidental to maintain Directors' and Officers' liability insurance with policy limits aggregating not less than $100 million, insuring Dr. Irani against occurrences which occur during the term of the agreement. For further information concerning the decision to restructure Dr. Irani's agreement see "Report of the Compensation Committee" at page 18.

DR. LAURANCE

  On  September  11, 1997, Dr. Laurance entered into  an  amended and restated employment agreement with Occidental. This agreement, as amended, is for a five-year term with an annual salary at a minimum rate of $950,000, subject to annual increase (and, as part of across-the-board reductions for other officers, decrease) at the reasonable discretion of the Board and the Compensation Committee. In addition, Dr. Laurance is eligible for a discretionary annual cash bonus and to participate in Occidental's qualified and nonqualified retirement plans, its incentive stock plan, deferred compensation plan and any future performance plans adopted by Occidental as well as any group life insurance, medical care (including coverage for his wife and children), disability and other plans or benefits which
Occidental may provide for him. Prior to his retirement, Dr. Laurance will receive life insurance at least equal to three times his highest career annual salary plus, during the term of his employment, the minimum perquisites to which he was entitled prior to the effective date of his agreement. See also footnote
(5) to the Compensation Table on page 13.

  Following his retirement or upon the termination of his employment by Occidental, Dr. Laurance will continue to receive life insurance equal to twice his highest career annual salary, medical benefits no less favorable than those provided to Dr. Laurance prior to such retirement or termination, and tax and financial planning services. If Dr. Laurance is married at the time of his death, his wife will be entitled, for the remainder of her life, to continuation of medical benefits throughout her life. If Dr. Laurance is terminated by Occidental for any reason, or if Dr. Laurance terminates employment because Occidental materially breaches the agreement, then if such event occurs on or prior to September 11, 2000, Dr. Laurance is entitled to receive three times his highest annual salary and bonus (subject to certain offsets in the case of termination due to disability) without obligation to mitigate and, if such event occurs after September 11, 2000, but on or before September 11, 2002, he is entitled to receive two times his highest annual salary and bonus (subject to certain offsets in the case of termination due to disability) without obligation to mitigate. In either such event of termination, Dr. Laurance is entitled to receive his medical, welfare and life insurance benefits; and if such termination is not due to death or disability, the full and immediate vesting of his restricted stock, stock options and any other long-term incentive benefits; provided that the options or stock appreciation rights shall be exercisable as if he had retired on such date and that nothing in his employment agreement affects his existing grant agreements. If after termination of his employment, Dr. Laurance is not eligible to participate in Occidental's benefit plans as contemplated by his employment agreement, then Occidental will provide Dr. Laurance with substantially equivalent benefits and will reimburse him for any additional tax liabilities incurred by him as a result of his receipt of such benefits.

  If Occidental materially breaches the agreement and does not cure the breach after notice thereof, Dr. Laurance may terminate his employment and treat such occurrence as if it were a termination by Occidental; provided that it shall not be a material breach if, following the merger or sale of Occidental or substantially all of its assets, Dr. Laurance continues to have substantially the same executive duties and reporting relationships. The agreement also holds Dr. Laurance harmless from the effects of any excise or other taxes payable under or as a result of Sections 280G and 4999 of the Internal Revenue Code of 1986 or comparable state law by reason of a change of control, including taxes payable on any amounts paid pursuant to this hold harmless provision. During and after the term of the agreement, Dr. Laurance is entitled to the payment of all legal fees other than those of a purely personal nature. In addition, the agreement provides for additional indemnification for Dr. Laurance to the fullest extent permitted by applicable law and for Occidental to maintain Directors' and Officers' liability insurance with policy limits aggregating not less than $100 million, insuring Dr. Laurance against occurrences which occur during the term of the agreement. For further information concerning the decision to restructure Dr. Laurance's agreement, see "Report of the Compensation Committee" on page 18.

MR. HIRL

  Mr. Hirl has an employment agreement with Occidental for a term expiring in May 2002, providing for an annual salary of not less than $590,000. If Mr. Hirl's employment is terminated as a result of incapacity and he is a participant in and qualifies for benefits under Occidental's Long-Term Disability Plan (the "LTD Plan"), Occidental will pay Mr. Hirl the difference between 60 percent of his annual salary and the maximum annual LTD Plan benefit, for so long as he remains eligible to receive LTD Plan benefits. In the event Occidental terminates Mr. Hirl without cause, then Occidental will pay Mr. Hirl at his current base salary rate for a period (the "Compensation Period") equal to the shorter of two years or the remaining term of his agreement with Occidental. During the Compensation Period, Mr. Hirl will continue to be eligible to participate in all employee benefit plans available to salaried employees and senior executives and to exercise options previously granted him that are or become exercisable. Following the Compensation Period, Mr. Hirl shall continue as a consultant to Occidental until May 2002, for which he will receive an annual salary of $50,000. During the Compensation Period and any consulting period, any stock awards granted prior to Mr. Hirl's termination will continue to vest in the same manner and in the same amounts as if he continued as a full-time employee.

MR. RIORDAN

  Mr. Riordan had an employment agreement with Occidental for a term expiring in November 2002, which provided for an annual salary of not less than $590,000 for services rendered prior to the date the divestiture of MidCon was consummated (the "MidCon Divestiture Date"). The MidCon Divestiture Date occurred on January 30, 1998. During the period from the MidCon Divestiture Date through the term of the agreement (the "Post Divestiture Period"), Mr. Riordan will make himself available to Occidental as a source of information with respect to matters deemed to be within his expertise. Since the MidCon Divestiture Date occurred during the term of his agreement, Mr. Riordan will receive, subject to certain offset rights, an incentive bonus equal to three times his current salary ($590,000), payable in equal semi-monthly installments over the Post Divestiture Period and a severance bonus equal to two times his then current salary, payable in November 2002 or such earlier date as is mutually agreeable. During the Post Divestiture Period, Mr. Riordan will be eligible to participate in Occidental's employee benefit plans (including the medical and dental programs and savings and retirement plans but excluding any incentive compensation programs), and to exercise any options that are or become exercisable. During the Post Divestiture

Period, any stock awards previously granted to Mr. Riordan will continue to vest in the same manner and in the same amounts as if he had continued as a full-time employee.

MR. CHAZEN

  Mr. Chazen has an employment agreement with Occidental for a term expiring in April 1999, providing for an annual salary of not less than $350,000. In the event Occidental terminates Mr. Chazen without cause, Occidental will pay Mr. Chazen at his then current base salary for a period (the "Post-Termination Period") equal to the shorter of two years or the remaining term of his agreement. During the Post-Termination Period, Mr. Chazen will continue to be eligible to participate in Occidental's employee benefit plans, other than short and long term disability and to continue to exercise any stock awards granted prior to his termination that are or become exercisable. During the Post-Termination Period, any stock awards will continue to vest as though Mr. Chazen were a full-time employee unless he accepts a full-time position with another employer. In addition, Occidental will indemnify Mr. Chazen for judgments, fines, settlements, loss, cost or expense arising out of his activities as an employee of Occidental to the fullest extent permitted by applicable law and will maintain Directors' and Officers' liability insurance with policy limits aggregating not less than $100 million, insuring Mr. Chazen against occurrences which occur during his employment with Occidental.

              REPORT OF THE COMPENSATION COMMITTEE
                             -------

  The Compensation Committee of the Board of Directors (the "Committee") is responsible for Occidental's executive compensation programs. The Committee is selected from members of the Board of Directors (the "Board") who are neither current employees nor officers of Occidental. This report is provided by the Committee to assist stockholders in understanding the philosophy and objectives underlying the compensation of Occidental's senior executives.

                           PHILOSOPHY

  Occidental's executive compensation programs are designed to attract and retain top-quality executive talent and also to provide incentives for them to enhance stockholder value. The Committee believes that the compensation of Occidental's executives should:

             - be closely linked to business performance;

             - encourage stock ownership by executives to
               directly align executive interests with
               stockholder interests;

             - maintain an appropriate balance between base
               salary and annual and long-term incentive opportunities;

             - target a competitive total compensation level that
               is at or above the median pay levels of our peer companies; and

             - recognize and reward exceptional individual
               contributions to the success of Occidental.

  Occidental is firmly committed to the principle of pay-for-performance, and the programs described below are focused on increasing stockholder value by linking executive compensation to business performance.

                 EXECUTIVE COMPENSATION PROGRAMS

  Occidental's executive compensation programs are composed of three main elements:
             - Base salary
             - Annual incentives
             - Long-term incentives

  Base salary and annual cash incentives are designed to attract and retain top quality executives and to recognize individual performance and achievement of business objectives each year. The value of long-term incentives is directly linked to the performance of the Common Stock and, therefore, to total stockholder return. Long-term incentives may take the form of stock options, stock appreciation rights, performance stock and restricted stock.

  In evaluating Occidental's executive compensation programs, the Committee solicits the services of outside compensation consultants and Occidental's compensation staff regarding plan design and industry pay practices. Occidental participates in a number of compensation surveys each year that are conducted by third-party compensation consulting firms. These surveys are focused primarily on Occidental's peer companies, which, for the most part, consist of the major U.S. petroleum and chemical companies (including companies within the peer group selected for the graphs presented under the subheading "Performance Graphs"). In addition, compensation data is also obtained from broad-based industry surveys of companies that are similar in size to Occidental.

                        Cash Compensation

  In determining base salary levels, Occidental maintains an administrative framework of job levels into which positions are assigned based on internal comparability and external market data. Generally, base salaries are reviewed annually and adjusted as appropriate to reward performance and maintain our competitive position.

  Since 1995, cash incentive awards have been granted under the Occidental Petroleum Corporation Executive Incentive Compensation Plan. Participation is determined by job level and is intended to reward individuals who have a significant impact on business performance. Under the Executive Incentive Compensation Plan, 60 percent of a participant's award is based on the attainment of predetermined financial objectives by Occidental and its subsidiaries and 40 percent is based on a subjective assessment of the participant's achievement of predetermined individual performance objectives and the participant's response to unanticipated challenges during the plan year.

                      Long-Term Incentives

  Under the 1995 Plan, long-term incentives may be awarded in the form of stock options, stock appreciation rights ("SARs"), restricted stock and performance stock. All stock options, including performance stock options, and SARs awarded will be subject to vesting requirements and none may be awarded at a discount. The receipt of performance stock will be based on Occidental's relative performance compared to its peer companies, as measured by total stockholder return, over a specified performance period. Selection for participation in the 1995 Plan is made on a subjective assessment of the executive's potential to influence Occidental's future performance. The Committee believes awards under the 1995 Plan will create an effective long-term incentive to increase stockholder value and will provide a retention vehicle for key executives. Further, it is intended
that   by   providing  more  compensation  that  is  stock-based,
executives will be encouraged to view Occidental from the stockholders' perspective.

                      Employment Agreements

  Occidental offers employment agreements to key executives only when it is in the best interest of Occidental and its stockholders to attract and retain such key executives and to ensure continuity and stability of management. In accordance with a policy adopted by the Board of Directors in November 1992, no employment agreements with new executives will contain provisions, commonly referred to as "golden parachutes," that provide for additional severance benefits in the event of a change in control. The restructuring of Dr. Irani's agreement eliminated his unilateral right to terminate the agreement upon a change in control. For a summary of change of control related provisions in Drs. Irani's and Laurance's amended and restated agreements, see "Employment Agreements" at page 15.

                  Deductibility of Compensation

  Section 162(m) of the Internal Revenue Code limits the deduction of compensation paid to the chief executive officer and other named executive officers to the extent the compensation of a particular executive exceeds $1 million, unless such compensation was based upon stock price appreciation over market value at the date of grant

(in the case of stock options) or predetermined quantifiable performance goals (in the case of other incentive compensation) or paid pursuant to a written contract that was in effect on February 17, 1993. Although the Committee considers the tax consequences of its compensation decisions, it has no policy to pay only compensation that will be deductible and gives priority to other objectives in circumstances it deems appropriate.

                     Restructuring Decisions

  From late 1991 until September 1997, compensation for Dr. Irani was set under an employment agreement dated November 16, 1991 (the "Irani Agreement") that provided for a minimum annual base salary of $1.9 million, a minimum annual bonus equal to 60 percent of base salary, a minimum annual grant of shares of restricted stock not less in current stock value than 101 percent of salary, plus an annual grant of stock options of at least 100,000 shares of Common Stock. The fixed cash compensation and restricted stock has aggregated not less than $4.5 million per year since 1992. The stated expiration date of the Irani Agreement was November 16, 1998, but the term of the agreement extended seven years from any point in time, unless earlier terminated in accordance with its terms. The Irani Agreement also provided for substantial supplemental retirement, change in control, tax indemnity and other benefits.

  In recent years, the Committee's compensation policies for other executive officers have moved toward more performance-based competitive terms. Because of its historic origins, the Irani Agreement was an exception to those policies, reflecting the desire of the Board following Dr. Hammer's death to provide security and stability to the leadership of the Corporation. The Committee believes that Dr. Irani has proven to be an effective leader and has assembled a management team whose leadership and experience is an important asset to Occidental.

  Dr. Laurance has been an important part of this team. Dr. Laurance's compensation package, from September 1993 until September 1997, provided for a guaranteed minimum salary with a discretionary bonus. Under this arrangement, Dr. Laurance was paid in 1997 an annual salary of $950,000. In addition, Dr. Laurance was eligible to participate in Occidental's incentive plans. His employment agreement, in addition, provided for substantial supplemental retirement benefits. As in the case of the Irani Agreement, Dr. Laurance's employment agreement provided for a guaranteed base salary.

  In August 1997, the Committee commenced an analysis of the existing employment agreements with Drs. Irani and Laurance in order to determine the basis on which the agreements could be amended to be more in line with the Corporation's compensation philosophy. Consultants were retained to advise the Committee.
The Committee concluded that restructuring of the agreements would meet a number of important corporate objectives, including the following. First, the restructuring would allow the Corporation to liquidate significant post-retirement and certain other liabilities arising under the agreements. Second, the restructuring would replace certain of Dr. Irani's fixed compensation with performance-based measures, linking Dr. Irani's compensation more directly to the performance of the Corporation. Third, the shift to a more performance-based compensation package would align Dr. Irani's compensation more closely with that of the senior executive team that he has brought to the Corporation. The Committee also sought to restructure the contractual agreements with Drs. Irani and Laurance on a basis that was fair to both stockholders and to the executives and that provided sufficient incentives on a prospective basis to assure their retention.

  The Committee entered into negotiations with Drs. Irani and Laurance to design a compensation package that would achieve the above objectives and eliminate certain contractual rights under the old contracts. The resulting changes reduce Dr. Irani's fixed salary, eliminate fixed bonus and stock awards, and significantly eliminate, for Dr. Irani, special post-employment contractual retirement benefits. The Committee relied in its valuation of the benefits surrendered on, among other things, actuarial data prepared by outside consultants. The Committee also recommended revisions to the term and benefits under Dr. Laurance's agreement that correspond to those under Dr. Irani's amended and restated agreement.

  In consideration of the restructuring of Drs. Irani's and Laurance's agreements, the Committee recommended the accelerated payment of certain benefits and the liquidation of various other contingent obligations of the Corporation that did not survive in the amended arrangements with Drs. Irani and Laurance. Dr. Irani received a payment of $95 million. This amount principally represented payments to eliminate certain contractual retirement benefits, certain tax indemnities and spousal benefits, as well as payments related to the termination of future salary, bonus and stock award guarantees under the Irani Agreement. Dr. Laurance received a payment of $17 million. This amount principally represented payments to eliminate certain contractual retirement benefits, including spousal benefits, and, to a lesser extent, payments related to the termination of future salary guarantees under the original terms of his agreement.

  In September 1997, the Board approved the Committee's recommendations concerning the above payments and authorized amended and restated employment agreements for Drs. Irani and Laurance. The amended and restated agreements are summarized at page 15.


                     Compensation Decisions

  Through mid-September, 1997, Dr. Irani's salary was fixed under his employment agreement at an annual rate of $1.9 million. As discussed above, as part of the restructuring of Dr. Irani's compensation package, his salary was reduced at that time to an annual rate of $1.2 million.

  In December 1996, the Committee made its determination with respect to performance stock awards and restricted stock awards granted in January 1997 under the 1995 Plan. In making its decisions as to performance stock awards with respect to executives other than Dr. Irani, the Committee considered each executive's potential to impact Occidental's future performance. Awards of restricted stock to executives other than Dr. Irani were based on a subjective assessment of the executives' contributions to Occidental's performance in 1996 and, as with performance stock awards, their ability to impact future performance. Dr. Irani's award of restricted stock was determined by the percentage specified in his employment agreement as in effect at the time of the award and cost of living adjustments granted in 1994, 1995 and 1996. Dr. Irani did not receive a performance stock award in 1997.

  In July 1997, the Committee reviewed and approved stock option awards under the 1995 Plan. Grants were based on a subjective assessment of each executive's individual performance and potential to contribute to Occidental's future performance. Dr. Irani's grant of incentive and nonqualified stock options remained at the same level as his 1997 grant. At the same time, the Committee recognized that the level of stock option awards generally has been conservative relative to competitive practice. Accordingly, the Committee approved a special grant of performance stock options for selected executives, including Dr. Irani. These performance stock options are intended to encourage the executives to increase stockholder value, as exercise of the options is dependent on attainment of specified increases in the price for the Common Stock. While Dr. Irani's option grants in recent years have been at or near competitive levels, the aggregate value of his grants since becoming Chairman was conservative. Accordingly, Dr. Irani's award of performance stock options was intended to bring his aggregate grant value on a par with competitive practice.

    Annual bonus awards for 1997 were reviewed and approved by the Committee in February 1998. Awards under the Executive Incentive Compensation Plan to the named executive officers other than Dr. Irani were based on the achievement of predetermined financial goals, including earnings per share, and the achievement of predetermined individual goals. In addition, Mr. Riordan and Mr. Chazen were each given special recognition for their efforts in 1997 in connection with the sale of MidCon. Mr. Riordan received an additional cash bonus and Mr. Chazen received a restricted stock award. Dr. Irani's bonus was determined in the discretion of the Committee based on the measures applied to the corporate executives participating in the Executive Incentive Compensation Plan and a subjective assessment of his personal accomplishments in 1997, including the adoption of strategic measures (such as the sale of MidCon Corp. and other nonstrategic assets) and the total return to stockholders in 1997.

                                Respectfully submitted,

                                COMPENSATION COMMITTEE

                                George O. Nolley
                                Rosemary Tomich
                                Irvin W. Maloney

                       PERFORMANCE GRAPHS
                            -------

  Set forth below are two graphs with respect to the performance of the Common Stock compared to the peer group. The peer group companies are Amoco Corporation, Atlantic Richfield Company ("ARCO"), Chevron Corporation, Dow Chemical Company, Georgia Gulf Corporation, Lyondell Petrochemical Company, Mobil Corporation, Occidental, Phillips Petroleum Company, Texaco Inc. and Union Carbide Corporation.

  The first graph compares the yearly percentage change in the cumulative total return of the Common Stock with the cumulative total return of the Standard & Poor's 500 Stock Index and with that of the peer group over the five-year period ending on December 31, 1997. It is assumed in the first graph that $100 was invested in the Common Stock, in the stock of the companies in the Standard & Poor's 500 Index and in the stocks of the peer group companies just prior to the commencement of the period (December 31, 1992) and that all dividends received within a quarter were reinvested in that quarter.

         COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN
 OF OCCIDENTAL COMMON STOCK, THE S&P 500 INDEX AND SELECTED PEER
                              GROUP
(The table below is a tabular representation of graphic materials)

    Year         Oxy Stock       S&P 500        Peer Group
    1992            100            100             100
    1993            105            110             116
    1994            126            112             132
    1995            146            153             165
    1996            166            189             199
    1997            217            252             238



  The second graph shows the total return for the year ended December 31, 1997 for the Common Stock and for each company in the peer group. In determining total return for the second graph, dividends were included but they were not assumed to be reinvested.

          1997 TOTAL RETURN OF OCCIDENTAL COMMON STOCK
                   AND THE SELECTED PEER GROUP
(The table below is a tabular representation of graphic materials)

 Amoco      ARCO     Chevron      Dow      Georgia   Lyondell
                                Chemical     Gulf
  9.1%      25.2%     22.0%      33.8%      15.1%      23.8%


 Mobil    Occidental  Phillips   Texaco     Union
                      Petroleum             Carbide

 21.6%      29.7%     12.9%       14.4%      7.0%



          RATIFICATION OF THE SELECTION OF INDEPENDENT
                       PUBLIC ACCOUNTANTS

  The Audit Committee of the Board of Directors of Occidental has selected Arthur Andersen LLP as independent public accountants to audit the consolidated financial statements of Occidental and its subsidiaries for the year ending December 31, 1998. Arthur Andersen LLP has audited Occidental's financial statements annually since 1961. A member of that firm is expected to be present at the Meeting, will have an opportunity to make a statement if so desired and will be available to respond to appropriate questions. If the stockholders do not ratify the selection of Arthur Andersen LLP, if it should decline to act or otherwise become incapable of acting or if its employment is discontinued, the Audit Committee will appoint independent public accountants for 1998.

  The Board of Directors recommends a vote FOR the proposal to ratify the selection of Arthur Andersen LLP as independent public accountants for 1998. Proxies solicited by the Board of Directors will be so voted unless stockholders specify otherwise.


     APPROVAL OF AMENDMENT TO THE 1995 INCENTIVE STOCK PLAN

  The Board of Directors believes that Occidental's long-standing policy of encouraging stock ownership by its employees through the granting of stock awards and stock options has been a significant factor in its growth and success by enhancing Occidental's ability to retain and attract key employees. An important part of that policy has been the Occidental Petroleum Corporation 1995 Incentive Stock Plan (the "1995 Plan").

  Under the 1995 Plan, Occidental is authorized to issue 10,000,000 shares of Common Stock in the form of restricted stock awards and performance stock awards or upon exercises of stock options or stock appreciation rights ("SARs"). However, as a result of the prior grant of stock awards and stock options under the 1995 Plan to employees of Occidental and its subsidiaries, the number of shares currently available for such grants has been

(NOTE: In the second paragraph on this page, brackets indicate language that has been stricken through, and parentheses indicate language that has been underlined.)

reduced to 1,470,742. The Board of Directors has determined that this number is insufficient to maintain the 1995 Plan as an incentive device over the term of the 1995 Plan, which expires, unless earlier terminated, in 2005 and has adopted, and proposes that the stockholders approve, amendments to the 1995 Plan (i) to increase the number of shares of Common Stock covered by the 1995 Plan from 10,000,000 to 15,000,000, thereby restoring the number of shares available for grant to 6,470,742; (ii) to increase the maximum number of shares that may be issued upon exercise of incentive stock options from 10,000,000 shares to 15,000,000 shares, subject to adjustment as provided in Section 9 of the 1995 Plan; and (iii) to increase the maximum number of shares that may be awarded to any participant from 2,000,000 shares to 3,000,000 shares, subject to adjustment as provided in Section 9 of the 1995 Plan.

  A description of the 1995 Plan, including the proposed changes from the amendments, is set forth below. The full text of the 1995 Plan as proposed to be amended is set forth in Exhibit A and the following summary is qualified in its entirety by reference to Exhibit A. In Exhibit A, the materials that would be deleted from the plan are [stricken through],and the materials that would be added by the proposed amendments are (underlined). If these amendments are not approved by the stockholders, the 1995 Plan will continue in effect under the present terms.


              SHARES AVAILABLE UNDER THE 1995 PLAN
                            -------

  Subject to adjustment as provided in the 1995 Plan, 10,000,000 shares of Common Stock were originally authorized for issuance pursuant to awards made under the 1995 Plan, and 1,470,742 shares remain available for awards. The number of shares issued or transferred as restricted stock or performance stock that become nonforfeitable without the achievement of performance objectives (see description below under "Performance Stock") may not in the aggregate exceed 5,000,000 shares. Currently, no single individual may be granted awards in the aggregate for more than 2,000,000 shares. However, if the amendments are approved this limit will be increased to 3,000,000 shares.

  If an award is canceled or terminated, lapses unexercised or is satisfied in cash, any unissued shares allocated to such award may be subjected again to an award. If shares of restricted stock or performance stock are reacquired by Occidental, such shares may again be subjected to an award under the 1995 Plan. If the option price is paid by transferring shares of Common Stock to Occidental or if any tax withholding obligations for an award are satisfied by transferring or relinquishing shares of Common Stock, only the net number of shares of Common Stock will be deemed to have been issued or transferred.

  The Committee may make adjustments in the price and number and kind of shares that may be issued under the 1995 Plan to prevent dilution or expansion of participants' rights in the event (i) any stock dividend, stock split, combination of shares, recapitalization or other change in the capital structure of Occidental or (ii) any merger, consolidation, spin-off, reorganization, partial or complete liquidation or other distribution of assets, issuance of warrants or other rights to purchase securities or any other corporate transaction or event having a similar effect. In addition, the Committee may make adjustments in the maximum number of shares of Common Stock specified for issuance under the 1995 Plan in order to reflect any of the foregoing transactions or events.

  The Common Stock is traded on the New York Stock Exchange, and on March 6, 1998, the closing price was $25.8125.


                           ELIGIBILITY

  All present and future salaried employees of Occidental are eligible to receive awards under the 1995 Plan. Occidental has approximately 7,700 salaried employees (16 of whom are executive officers).

                         ADMINISTRATION

  The Compensation Committee of the Board of Directors administers the 1995 Plan. This Committee consists of at least two directors of Occidental, each of whom must be a "disinterested person" within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or any successor rule ("Rule 16b-3"), and an "outside director" within the meaning of Section 162(m) of the Internal Revenue Code.

  The Committee has full authority to interpret the 1995 Plan and any agreement or document evidencing the grant of any award under the 1995 Plan. The Committee determines when to grant awards, which employees will receive awards, the type of award, whether SARs will be attached to stock options and the number of shares to be allocated to each award. Awards may be granted singly, in combination or in tandem and may be made in combination or in tandem with, in replacement of or as the payment form for, grants or rights under any other compensation plan or individual contract or agreement with Occidental. The
Committee may provide in an award for the payment to the participant of dividend or dividend equivalents, in cash or common stock on a current, deferred or contingent basis. In addition, the Committee may also provide in an award for earlier exercise, vesting or termination in the event of a change of control (see "Change of Control" below). The Committee is also expressly authorized to make an award under the 1995 Plan conditioned upon the surrender or deferral of a participant's right to receive a cash bonus or other compensation. However, without stockholder approval, the Committee may not cancel and replace outstanding stock options or SARs with awards having a lower option price or base price.


                          STOCK OPTIONS

  The Committee may grant stock options to purchase shares of Common Stock under the 1995 Plan that are either tax-qualified options or nonqualified stock options. Tax-qualified options, including incentive stock options, qualify for favorable income tax treatment under Section 422 of the Internal Revenue Code, while nonqualified stock options do not. Stock options may be exercised only at such times as may be specified by the Committee, and any grant of stock options may specify performance objectives (see description below under "Performance Stock"), which, if achieved, will result in exercisability or early exercisability. However, no stock option may be exercised more than 10 years from the date of the grant. The option price of Common Stock covered by a stock option may not be less than 100 percent of the fair market value of the Common Stock on the date of the stock option grant. If the stock option so provides, an optionee exercising a stock option may pay the option price in cash, check, unrestricted Common Stock already owned by the optionee, any other legal consideration that the Committee may deem appropriate and any combination of the foregoing or by delivering an exercise notice together with a copy of irrevocable instructions to a broker to promptly deliver to the company the amount of sale or loan proceeds from the Common Stock underlying the stock option. The Committee has the authority to specify at the time stock options are granted that Common Stock will not be accepted in payment of the option price until it has been owned by the optionee for a specified period; however, the 1995 Plan does not require any such holding period and would permit immediate sequential exchanges of Common Stock at the time of exercise of stock options.


                              SARs

  The Committee may award SARs under the 1995 Plan that are either freestanding or in tandem with stock options. When a SAR is exercisable, the holder may surrender to Occidental all or a portion of this unexercised SAR and receive in exchange an amount equal to up to 100 percent of the difference between (i) the fair market value on the date of the exercise of the Common Stock covered by the surrendered portion of the SAR and (ii) the exercise price of the Common Stock under the tandem option or, in the case of a freestanding SAR, the base price determined by the Committee for the SAR. The Committee may limit the amount that can be received when a SAR is exercised. When a SAR related to a stock option is exercised, the underlying option, to the extent surrendered, will no longer be exercisable. Similarly, when a stock option is exercised, any SARs attached to the stock option will no longer be exercisable. SARs may only be exercised when the underlying option is exercisable or, if there is no underlying option, at such times as may be specified by the Committee but, in any event, no more than 10 years from the date of the grant. Any grants of SARs may specify performance objectives which, if achieved, will result in exercisability or early exercisability of such SARs.

                        RESTRICTED STOCK

  The Committee may grant an award in shares of Common Stock or denominated in share units ("restricted stock"). The grant may be made without additional consideration or for consideration in an amount that is less than the market value of the shares on the date of grant, as the Committee may determine. Each award of restricted stock will be subject to a "substantial risk of forfeiture" within the meaning of Section 83 of the Internal Revenue Code for a period of at least three years as determined by the Committee. The Committee may also impose further restrictions on restricted stock awards, including additional events of forfeiture. The Committee will establish as to each share of restricted stock awarded under the 1995 Plan the terms and conditions upon which the restrictions on such shares shall lapse. During the period of restriction, participants in whose name shares of restricted stock are issued at the time of grant may exercise full voting rights with respect to those shares and are entitled to receive all dividends and other distributions paid with respect to those shares. For grants for which shares of Common Stock are not issued at the time of grant, the award will specify the time and manner of payment of restricted stock that has ceased to be forfeitable.


                        PERFORMANCE STOCK

  The Committee may grant an award denominated in shares of Common Stock or in share units ("performance stock") that shall become either nonforfeitable or payable upon the achievement of specified performance objectives. Each grant of performance stock will specify the performance objectives to be achieved and set forth a formula for determining the amount of performance stock to be issued or payment to be made depending on the level of achievement. In addition, each grant of performance stock will specify a minimum level of achievement below which the entire grant of performance stock will be forfeited or no payment will be made. For participants who are, or who are likely to be,
"covered employees" within the meaning of Section 162(m) of the Internal Revenue Service Code, the performance objectives to be used for awards of performance stock shall be limited to specified levels of, growth in or peer company comparisons based on either total stockholder return, return on assets or book value per share. Except in the case of such a covered employee, if the Committee determines that a change in the business, operations, corporate or capital structure of Occidental or other events or circumstances render the performance objectives unsuitable, the Committee may modify such performance objectives or the related minimum acceptable level of achievement as the Committee deems appropriate. The Committee will set a period of not less than three years within which the performance objectives are to be achieved. For grants which shares of Common Stock are not issued at the time of grant, the award shall specify the time and manner of payment.


                        CHANGE OF CONTROL

  The Committee may, in its discretion, include provisions in awards granted under the 1995 Plan that will provide for earlier exercise, vesting or termination in the event of a Change of Control. The definition of "Change of Control" is set forth in
Section 17 of the 1995 Plan, which is attached as Exhibit A.


                    SETTLEMENTS AND DEFERRALS

  Payment of awards under the 1995 Plan may be in the form of cash, Common Stock or any combination thereof. The Committee also may require or permit participants to elect to defer the issuance of Common Stock or the settlement of awards in cash. The Committee may provide that deferred settlements include the payment or crediting of interest on deferral amounts or the payment or crediting of dividend equivalents on deferral amounts that are denominated in stock.


                    TRANSFERABILITY OF AWARDS

  The Committee may provide that any Common Stock issued under the 1995 Plan will be subject to further restrictions on transfer after any risk of forfeiture of restrictions on transferability on the award have lapsed. In general, options, SARs or other derivative securities within the meaning of Rule 16b-3 granted under the 1995 Plan may not be transferred other than by will or by the laws of descent and distribution. However, the Committee may provide for the transferability of particular awards.


                           AMENDMENTS

  The Committee may amend, alter or discontinue the 1995 Plan. However, no amendment, alteration or discontinuation may be made that would impair the rights of a participant under an outstanding award without such participant's consent or that, without stockholder approval, would, except as described above under "Shares Available Under the 1995 Plan," increase the total number of shares of stock reserved for the purpose of the 1995 Plan or extend the maximum period for exercising stock options or freestanding SARs. Notwithstanding the foregoing, stockholder approval is required only at such time and under such circumstances as stockholder approval is required under Rule 16b-3 with respect to any material amendment to an employee benefit plan.


                 FEDERAL INCOME TAX CONSEQUENCES

  The following is a brief summary of certain of the federal income tax consequences of certain transactions under the 1995 Plan based on federal income tax laws in effect on January 1, 1998. This summary is not intended to be exhaustive and does not describe state or local tax consequences.


                Tax Consequences to Participants

  In general, a participant will not incur federal income tax when he is granted a nonqualified stock option, an incentive stock option or a SAR. Upon exercise of a nonqualified option or a SAR, a participant generally will recognize ordinary compensation income, which is subject to income tax withholding by Occidental, equal to the difference between the fair market value of the Common Stock on the date of the exercise and the option price. When a participant exercises an incentive stock option, he generally will not incur federal income tax, unless he is subject to the alternative minimum tax.

  If shares are issued pursuant to the exercise of an incentive stock option and no disqualifying disposition of the shares is made within two years after the date of grant of the option or within one year after the transfer of the shares to the optionee, then upon the sale of the shares any amount realized in excess of the option price will be taxed to the optionee as a long-term capital gain and any loss sustained will be a long-term capital loss. If shares acquired upon the exercise of an incentive stock option are disposed of prior to the expiration of either holding period, the optionee generally will recognize ordinary income in the year of disposition in an amount equal to any excess of the fair market value of the shares at the time of exercise (or, if less, the amount realized on the disposition of the shares in the sale or exchange) over the option price paid for the shares.

  In general, a participant will not incur federal income tax when restricted stock or performance stock is granted. A participant will include in his gross income as compensation income an amount equal to the amount of cash received and the fair market value of the restricted stock or performance stock received at the time the restrictions lapse or are removed or the performance objectives are achieved. Such amount will be included in income in the tax year in which such event occurs. The income recognized will be subject to income tax withholding by Occidental.

  In limited circumstances where the sale of stock that is received as the result of a grant of an award could subject an officer to suit under Section 16(b) of the Exchange Act, the tax consequences to the officer may differ from the tax consequences described above. In these circumstances, unless a special election has been made, the principal difference usually will be to postpone valuation and taxation of the stock received so long as the sale of the stock received could subject the officer to suit under Section 16(b) of the Exchange Act, but no longer than six months.

                 Tax Consequences to Occidental

  Occidental usually will be entitled to a business expense deduction at the time and in the amount that the recipient of an award recognizes ordinary compensation income in connection therewith. No deduction is allowed in connection with an incentive stock option unless the employee disposes of Common Stock received upon exercise in violation of the holding period requirements. Moreover, there can be circumstances when Occidental may not be entitled to a deduction for certain transfers of Common Stock or payments to a participant where vesting or payment of an award has been accelerated as a result of a Change of Control.

  In addition to the limitations described above in Occidental's right to a corresponding business expense deduction, the tax law also imposes a $1 million limitation on the amount of annual compensation deduction allowable to a publicly held company in respect of its chief executive officer and its other four most highly paid executive officers. An exception is provided for certain performance-based compensation if certain stockholder approval, outside director administration and other requirements are satisfied. Because the 1995 Plan was approved by the stockholders, awards may be, but are not required to be, structured so as to qualify as performance-based compensation that is not subject to the limitation.

  The Board of Directors recommends a vote FOR the proposal to amend the 1995 Plan. Proxies solicited by the Board of Directors will be so voted unless stockholders specify otherwise.


                      STOCKHOLDER PROPOSAL

  Occidental has been advised by one holder of Common Stock of his intention to introduce at the Meeting the proposal and supporting statement set forth below. The Board of Directors disclaims any responsibility for the content of the proposal and for the statement made in support thereof, which is presented as received from the stockholder.


         Stockholder Proposal Regarding Maximizing Value
                             -------

  Dr.  Charles  Miller,  23 Park Circle,  Great  Neck,  New  York
11024,  the  owner  of 200 shares of Common Stock,  has  notified
Occidental that he intends to present the following proposal at the Meeting:

  "Resolved   that  the  shareholders  of  Occidental   Petroleum
Corporation urge the Board of Directors to arrange for the prompt sale of the Company to the highest bidder."


Supporting Statement

  "The purpose of the Maximize Value Resolution is to give all Occidental shareholders the opportunity to send a message to the Occidental Board that they support the prompt sale of the Company to the highest bidder. Even if it is approved by the majority of the Occidental shares represented and entitled to vote at the Annual Meeting, the Maximize Value Resolution will not be binding on the Occidental Board. However, I believe that if this resolution receives substantial support from the shareholders, the Board may choose to carry out the request set forth in this resolution.

  The   prompt   auction  of  Occidental  Petroleum   should   be
accomplished by any appropriate strategy the Board chooses to adopt, including a sale to the highest bidder whether in cash, stock, or a combination of both. It is expected that the Board will fulfill its fiduciary duties to the utmost during this course of action.

  I further believe that if the current resolution is approved by the majority of Occidental shareholders, it sends a clear message to the company's management and Board that shareholders no longer find it acceptable for the management and Board to continue with their current strategies and overall direction of the corporation.

  I believe that the management and Board of Directors of Occidental Petroleum have demonstrated a long history of, at best, indifference and at worst, contempt for shareholder interest. This view has been well documented in a variety of well known publications. The latest insult, in my opinion, has been the egregious buyout contract of management, rationalized by the opportunity to terminate an equally outrageous previous contract. To quote Graef S. Crystal, a well known corporate compensation consultant, "Occidental is giving Ray Irani the best of all worlds, and he's a lousy performer...I've never seen a contract this outrageous before." Laudatory Company statements that current management has done a yeoman's job in removing a significant burden of debt left by Mr. Irani's predecessor, fail to note that many of the current Board members and management were also key players during the previous regime.

  By supporting this resolution, I contend, shareholders will end a legacy of self-serving management and director somnolence."


The Board of Directors' Statement in Opposition to the Foregoing
                   Stockholder Proposal

  The Board of Directors is aware of its fiduciary obligations to act in the best interests of the Corporation's stockholders and is open to all types of initiatives to build stockholder value. In recent years, the Board has eliminated measures, such as the poison pill and the classified Board, that could limit the possibility of a merger or acquisition. However, the Board does not believe that putting the Corporation on the auction block is likely to result in maximizing stockholder value. Moreover, the uncertain atmosphere that could result from the adoption of a proposal that urges such action might result in damage to customer and vendor relationships and the possible loss of key employees which might jeopardize stockholder value. At the present time, the Board believes that stockholder value will be maximized by the implementation of the strategic actions announced by Occidental in late 1997. These actions include, among other things, the acquisition of the U.S. government's interest in the Elk Hills Naval Petroleum Reserve, the sale of MidCon Corp., Occidental's natural gas transmission and marketing subsidiary, the repurchase of up to 40 million shares of the Common Stock and the sale of additional nonstrategic assets. In addition, a large portion of executive compensation is now tied directly to corporate performance and stockholder value. The Board believes that these actions will transform Occidental into a simpler company with higher growth potential and higher stockholder value.

  Accordingly, the Board of Directors recommends a vote AGAINST the foregoing stockholder proposal. Proxies solicited by the Board of Directors will be so voted unless stockholders specify otherwise.


        STOCKHOLDER PROPOSALS FOR THE 1999 ANNUAL MEETING
                         OF STOCKHOLDERS

  Stockholder proposals to be presented at the 1999 Annual Meeting of Stockholders of Occidental must be received at Occidental's executive offices at 10889 Wilshire Boulevard, Los Angeles, California 90024, addressed to the attention of the Secretary, by November 17, 1998, in order to be included in the proxy statement and form of proxy relating to such meeting.

                          ANNUAL REPORT

  Occidental's 1997 Annual Report is concurrently being mailed to stockholders. The Annual Report contains consolidated financial statements of Occidental and its subsidiaries and the report thereon of Arthur Andersen LLP, independent public accountants.

                                        Sincerely,

                                        DONALD P. DE BRIER

Los Angeles, California                 Donald P. de Brier
March 17, 1998                          Secretary


  IT  IS  IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE,
STOCKHOLDERS  ARE URGED TO COMPLETE, SIGN, DATE  AND  RETURN  THE
ACCOMPANYING FORM OR FORMS OF PROXY IN THE ENCLOSED ENVELOPE.

(NOTE: Bracketed figures indicate figures that are stricken through. Figures in parentheses indicate figures that are underlined.)

                            EXHIBIT A

1995 INCENTIVE STOCK PLAN, AS AMENDED THROUGH FEBRUARY 12, 1998
                  AND AS PROPOSED TO BE AMENDED

     1. Purpose. The purpose of this Occidental Petroleum Corporation 1995 Incentive Stock Plan is to permit Occidental Petroleum Corporation ("Occidental") and its subsidiaries to attract and retain top-quality employees and to provide such employees with an incentive to enhance stockholder return. Additionally, it is intended that by providing more compensation that is stock-based, the Plan will encourage employees to view Occidental from the perspective of its stockholders.

    2. Common Stock Authorized Under the Plan.

        (a) Subject to adjustment as provided in Section 9 the number of shares of Common Stock issued or transferred under this Plan shall not in the aggregate exceed [10,000,000] (15,000,000) shares, which may be Common Stock of original issuance or Common Stock held in treasury or a combination thereof. For the purposes of this Section 2(a):

           (i) Upon payment in cash of the benefit provided by any Award, any shares of Common Stock that were covered by that Award shall again be available for issuance or transfer under this Plan.

           (ii) Upon the full or partial payment of any Option Price by the transfer to the Company of shares of Common Stock or upon satisfaction of tax withholding obligations in connection with any such exercise or any other payment made or benefit realized under this Plan by the transfer or relinquishment of Common Stock, there shall be deemed to have been issued or transferred under this Plan only the number of shares of Common Stock actually issued or transferred by Occidental less the number of Common Stock so transferred or relinquished.

         (b) Notwithstanding anything in Section 2(a) or elsewhere in this Plan to the contrary, the number of shares of Common Stock issued or transferred as Restricted Stock and
Performance Stock that become nonforfeitable without the achievement of Performance Objectives shall not in the aggregate exceed 5,000,000 shares, subject to adjustment as provided in
Section 9.

         (c) Notwithstanding anything in Section 2(a) or elsewhere in this Plan to the contrary, the aggregate number of shares of Common Stock which may be issued by the Company upon the exercise of Incentive Stock Options shall not exceed [10,000,000] (15,000,000) shares of Common Stock, subject to adjustment as provided in Section 9.

        (d) Subject to adjustment as provided in Section 9, no Participant shall be granted Stock Options, SARs, Restricted Stock, Performance Stock and any other Award paid in Common Stock, in the aggregate, for more than [2,000,000] (3,000,000) shares.

     3. Awards. The Committee shall determine the type of Award(s) to be made to a Participant. Awards may be granted singly, in combination or in tandem. Awards also may be made in combination or in tandem with, in replacement of or as alternatives to or as the payment form for grants or rights under any other compensation plan or individual contract or agreement with the Company. The types of Awards that may be granted are set forth in Sections 4, 5, 6 and 7. Each Award shall be evidenced by a written agreement signed by the Company and the Participant. The following terms and conditions shall apply to all Awards:

        (a) An Award may provide for the payment to the Participant of dividends or dividend equivalents, in cash or Common Stock on a current, deferred or contingent basis.

        (b) Any Award may provide for earlier exercise, vesting or termination in the event of a Change of Control.

        (c)     Successive   Awards  may  be  made  to  the  same
Participant regardless of whether any outstanding Award remains unexercised or subject to the expiration of restrictions or the satisfaction of Performance Objectives.

     4.  Stock  Options.   The Committee may from  time  to  time
authorize  grants to Participants of options to  purchase  Common
Stock upon such terms and conditions as the Committee may determine in accordance with the following provisions:

        (a) Each grant shall specify the number of shares of Common Stock to which it pertains.

        (b) Each grant shall specify an Option Price, which may be either fixed or based on an index, but which, in any case, shall be not less than the Fair Market Value per Share on the Date of Grant.

        (c) Each grant shall specify the form of consideration to be paid in satisfaction of the Option Price, which may include
(i) cash in the form of currency or check or other cash equivalent acceptable to the Company, (ii) unrestricted Common Stock already owned by the Optionee, (iii) any other legal consideration that the Committee may deem appropriate on such basis as the Committee may determine in accordance with this Plan and (iv) any combination of the foregoing or (v) the delivering of an exercise notice together with a copy of irrevocable instructions to a broker to promptly deliver to the company the amount of sale or loan proceeds from the Common Stock underlying the stock option.

        (d) Each grant shall specify the period or periods of continuous employment of the Optionee by the Company that are necessary before the Stock Options or installments thereof become exercisable.

        (e)     Stock Options granted pursuant to this Section  4
may   be   Nonqualified  Options  or  Tax-qualified  Options   or
combinations thereof.

        (f)    Any grant of Stock Options may specify Performance
Objectives that, if achieved, will result in exercisability or early exercisability of such Stock Option.

        (g) No Stock Option granted pursuant to this Section 4 may be exercised more than 10 years from the Date of Grant.

     5. Stock Appreciation Rights ("SARs"). The Committee may also authorize grants to Participants of SARs. A SAR shall be a right of the Participant to receive from the Company an amount, which shall be determined by the Committee and shall be expressed as a percentage (not exceeding 100 percent) of the Spread at the time of the exercise of a SAR. Any grant of SARs shall be upon such terms and conditions as the Committee may determine in accordance with the following provisions:

        (a) Any grant may specify that the amount payable upon the exercise of a SAR may be paid by the Company in cash, Common Stock or any combination thereof and may (i) either grant to the Participant or reserve to the Committee the right to elect among those alternatives or (ii) preclude the right of the Participant to receive and the Company to issue Common Stock or other equity securities in lieu of cash.

        (b) Any grant may specify that the amount payable upon the exercise of a SAR shall not exceed a maximum specified by the Committee on the Date of Grant.

        (c) Any grant may specify (i) a waiting period or periods before SARs shall become exercisable and (ii) permissible dates or periods on or during which SARs shall be exercisable.

        (d)      Any   grant  of  SARs  may  specify  Performance
Objectives that, if achieved, will result in exercisability or early exercisability of such SARs.

        (e) Any SAR may be granted in tandem with a Stock Option. Each tandem grant shall provide that a SAR may be exercised only (i) if the related Stock Option is exercisable and
(ii) by surrender of the related Stock Option for cancellation.

        (f)    Regarding freestanding SARs only:

           (i) Each grant shall specify in respect of each freestanding SAR a Base Price, which shall be not less than the Fair Market Value per Share on the Date of Grant.

           (ii) Each grant shall specify the period or periods of continuous employment of the Participant by the Company that are necessary before the freestanding SAR or installments thereof shall become exercisable.

            (iii) No freestanding SAR granted may be exercised more than 10 years from the Date of Grant.

     6.  Restricted  Stock.   The Committee  may  also  authorize
grants or sales to Participants of Restricted Stock upon such terms and conditions as the Committee may determine in accordance with the following provisions:

        (a) Each grant or sale shall specify the number of shares of Restricted Stock to which it relates.

        (b) Each grant or sale may be made without additional consideration from the Participant or in consideration of a payment by the Participant that is less than the Fair Market
Value per Share on the Date of Grant.

        (c) Each grant or sale shall provide that the Restricted Stock covered thereby shall be subject to a "substantial risk of forfeiture" within the meaning of Section 83 of the Code for a period of at least three years as determined by the Committee.

        (d) Each grant or sale shall provide that, during the Restricted Period, the transferability of the Restricted Stock shall be prohibited or restricted in the manner and to the extent prescribed by the Committee.

        (e) For grants or sales for which forfeitable shares of Common Stock are issued at the time of grant or sale:

           (i) Each such grant or sale shall constitute a transfer of ownership of Restricted Stock to the Participant in consideration of the performance of services, entitling such Participant to dividend, voting and other ownership rights, subject to the substantial risk of forfeiture and restrictions on transfer provided above in Section 6(c).

           (ii) Unless otherwise directed by the Committee, all certificates representing Restricted Stock, together with a stock power endorsed in blank by the Participant, shall be held in custody by the Company until all restrictions on such Stock lapse.

        (f) For grants for which forfeitable shares of Common Stock are not issued at the time of grant, each grant shall specify the time and manner of payment of Restricted Stock that shall have ceased to be forfeitable, and any grant may specify that any such amount may be paid by the Company in cash, Common Stock or any combination thereof and may either grant to the Participant or reserve to the Committee the right to elect among those alternatives.

     7.  Performance  Stock.   The Committee may  also  authorize
grants of Performance Stock, which shall become either nonforfeitable or payable to the Participant upon the achievement of specified Performance Objectives, upon such terms and conditions as the Committee may determine in accordance with the following provisions:

        (a) Each grant shall specify the number of shares of Performance Stock to which it pertains, which may be subject to adjustment to reflect changes in compensation or other factors.

        (b) The Performance Period with respect to each grant of Performance Stock shall be determined by the Committee.

        (c) Each grant shall specify the Performance Objectives that are to be achieved and a minimum acceptable level of achievement below which no payment will be made or grant of Performance Stock shall be nonforfeitable and shall set forth a formula for determining the amount of any payment to be made or amount of Performance Stock to be nonforfeitable if performance is at or above the minimum acceptable level but falls short of full achievement of the Performance Objectives.

        (d) For grants for which forfeitable shares of Common Stock are not issued at the time of grant, each grant shall specify the time and manner of payment of Performance Stock that shall have been earned, and any grant may specify that any such amount may be paid by the Company in cash, Common Stock or any combination thereof and may either grant to the Participant or reserve to the Committee the right to elect among those alternatives.

        (e) Any grant of Performance Stock may specify that the amount payable with respect thereto may not exceed a maximum specified by the Committee on the Date of Grant.

    8. Transferability.

        (a) Any Award may provide that all or any part of the Common Stock that is to be issued or transferred by Occidental upon the exercise of Stock Options or SARs or in payment of Performance Stock or that, in the case of Restricted Stock or Performance Stock, is no longer subject to substantial risk of forfeiture and restrictions on transfer shall be subject to further restrictions upon transfer.

        (b) No Stock Option or other derivative security (as that term is used in Rule 16b-3) granted under this Plan may be transferred by a Participant except by will or the laws of descent and distribution. Notwithstanding the foregoing, the Committee, at its sole discretion, may provide for the transferability of particular Awards under the Plan.

    9. Adjustments.

        (a) The Committee may make or provide for such adjustments in the number of shares of Common Stock covered by outstanding Stock Options, SARs and Performance Stock granted under this Plan, the Option Prices or Base Prices applicable to any such Stock Options and SARs and the kind of shares (including shares of another issuer) covered thereby, as the Committee may in good faith determine to be required in order to prevent dilution or expansion of the rights of Participants that otherwise would result from (i) any stock dividend, stock split, combination of shares, recapitalization or other change in the capital structure of the Company or (ii) any merger, consolidation, spin-off, spin-out, split-off, split-up, reorganization, partial or complete liquidation or other distribution of assets, issuance of warrants or other rights to purchase securities or any other corporate transaction or event having an effect similar to any of the foregoing. In the event of any such transaction or event, the Committee may provide in substitution for any or all outstanding Awards under this Plan such alternative consideration as it may in good faith determine to be appropriate under the circumstances and may require the surrender of all Awards so replaced. Moreover, the Committee may on or after the Date of Grant provide in the agreement evidencing any Award that the holder of the Award may elect to receive an equivalent Award in respect of securities of the surviving entity of any merger, consolidation or other transaction or event having a similar effect, or the Committee may provide that the holder will automatically be entitled to receive such an equivalent Award. The Committee may also make or provide for such adjustments in the maximum number of shares of Common Stock specified in Sections 2(a), 2(b), 2(c) and 2(d) as the Committee may in good faith determine to be appropriate in order to reflect any transaction or event described in this Section 9. Notwithstanding anything in the foregoing to the contrary, with respect to any outstanding Stock Option that was intended to qualify as a Tax-qualified Option, the Committee shall not, without the consent of the affected Participant, make any adjustment that would prevent such Stock Option from so qualifying.

        (b) If another corporation is merged into the Company or the Company otherwise acquires another corporation, the Committee may elect to assume under this Plan any or all outstanding stock options or other awards granted by such corporation under any stock option or other plan adopted by it prior to such acquisition. Such assumptions shall be on such terms and conditions as the Committee may determine; provided, however, that the awards as so assumed do not contain any terms, conditions or rights that are inconsistent with the terms of this Plan. Unless otherwise determined by the Committee, such awards shall not be taken into account for purposes of the limitations contained in Section 2 of this Plan.

     10.   Fractional Shares.   The Company shall not be required
to issue any fractional shares of Common Stock pursuant to this Plan. The Committee may provide for the elimination of fractions or for the settlement thereof in cash.

     11. Withholding Taxes. To the extent that the Company is required to withhold federal, state, local or foreign taxes in connection with any payment made or benefit realized by a
Participant or other person under this Plan, it shall be a condition to the receipt of any such payment or the realization of any such benefit that the Participant or such other person make arrangements satisfactory to the Company for payment of any taxes required to be withheld. At the discretion of the Committee, any such arrangements may without limitation include relinquishment of a portion of any such payment or benefit or the surrender of outstanding Common Stock, and any agreement pertaining to an Award may make such relinquishment the mandatory form of satisfying such taxes. The

Committee may also make similar arrangements with respect to the payment of any taxes with respect to which withholding is not required.

     12. Termination of Employment, Hardship and Approved Leaves of Absence. Notwithstanding any other provision of this Plan to the contrary, in the event of termination of employment for any reason, leave of absence approved by the Company, or in the event of hardship or other special circumstances, of a Participant who holds a Stock Option or SAR that is not immediately and fully exercisable, any Restricted Stock as to which the substantial risks of forfeiture or the prohibition or restriction on transfer has not lapsed, any Performance Stock that has not been fully earned or is subject to forfeiture or any Common Stock that is subject to any transfer restriction pursuant to Section 8(a) of this Plan, the Committee may take any action that it deems to be appropriate under the circumstances or in the best interests of the Company, including without limitation waiving or modifying any limitation or requirement with respect to any Award.

     13. Foreign Participants. In order to facilitate the making of an Award, the Committee may provide for such special terms for Awards to Participants who are foreign nationals, or who are employed by the Company outside of the United States of America, as the Committee may consider necessary or appropriate to accommodate differences in local law, tax policy or custom. Moreover, the Committee may approve such supplements to, or amendments, restatements or alternative versions of, this Plan as it may consider necessary or appropriate for such purposes without thereby affecting the terms of this Plan as in effect for any other purpose, and the Secretary or other appropriate officer of Occidental may certify any such document as having been approved and adopted in the same manner as this Plan; provided, however, that no such supplements, amendments, restatements or alternative versions shall include any provisions that are inconsistent with the terms of this Plan, as then in effect, unless this Plan could have been amended to eliminate the inconsistency without further approval by the stockholders of Occidental.

    14.   Administration of the Plan.

         (a) This Plan shall be administered by the Compensation Committee of the Board, which shall be composed of not less than two members of the Board, each of whom shall be a "disinterested person" within the meaning of Rule 16b-3 and an "outside director" within the meaning of Section 162(m) of the Code.

         (b) The interpretation and construction by the Committee of any provision of this Plan or any agreement, notification or document evidencing the grant of Stock Option, SARs, Restricted Stock or Performance Stock, and any determination by the Committee pursuant to any provision of this Plan or any such agreement, notification or document, shall be final and conclusive. No member of the Committee shall be liable for any such action taken or determination made in good faith.

    15.   Amendments and Other Matters.

        (a) The Committee may amend, alter or discontinue this Plan, but no amendment, alteration or discontinuation shall be made that would impair the rights of a Participant under any outstanding Award without such Participant's consent, or that without the approval of the stockholders of Occidental (as described below) would (i) except as provided in Section 9, increase the total number of shares of Common Stock reserved for the purpose of the Plan; (ii) extend the maximum period provided in Section 4(g) for exercising Stock Options; or (iii) extend the maximum period provided in Section 5(f)(iii) for SARs. Notwithstanding the foregoing, stockholder approval under this
Section 15 shall be required only at such time and under such circumstances as stockholder approval would be required under Rule 16b-3 with respect to any material amendment to any employee benefit plan of the Company.

        (b) The Committee shall not, without the approval of the stockholders of Occidental, authorize the amendment of any outstanding Stock Option to reduce the Option Price or authorize the amendment of any outstanding SAR to reduce the Base Price. Furthermore, no Stock Options or SARs shall be canceled and replaced with Awards having a lower Option Price or Base Price without the further approval of the stockholders of Occidental.

        (c) The Committee may condition the grant of any Award authorized under this Plan on the surrender or deferral by the Participant of his or her right to receive a cash bonus or other compensation otherwise payable by the Company to the Participant.

        (d) This Plan shall not confer upon any Participant any right with respect to continuance of employment or other service with the Company and shall not interfere in any way with any right that the Company would otherwise have to terminate any Participant's employment or other service at any time.

        (e) (i) To the extent that any provision of this Plan would prevent any Stock Option that was intended to qualify as a Tax-qualified Option from so qualifying, any such provision shall be null and void with respect to any such Stock Option; provided, however, that any such provision shall remain in effect with respect to other Stock Options, and there shall be no further effect on any provision of this Plan.

               (ii) Any Award that may be made pursuant to an amendment to this Plan that shall have been adopted without the approval of the stockholders of Occidental shall be null and void as to persons subject to Section 16(a) of the Act if it is subsequently determined that such approval was required in order for this Plan to continue to satisfy the applicable conditions of Rule 16b-3.

        (f) The Committee may require or permit Participants to elect to defer the issuance of Common Stock or the settlement of Awards in cash under such rules and procedures as it may establish under the Plan. It also may provide that deferred settlements include the payment or crediting of interest on the deferral amounts, or the payment or crediting of dividend equivalents where the deferral amounts are denominated in Stock.

        (g) Unless otherwise determined by the Committee, settlements of Awards received by Participants under the Plan shall not be deemed a part of a Participant's regular, recurring compensation for purposes of calculating payments or benefits from any Company benefit plan, severance program or severance pay law of any country. Further, the Company may adopt other
compensation  programs,  plans  or  arrangements  as   it   deems
appropriate or necessary.

        (h) Unless otherwise determined by the Committee, the Plan shall be unfunded and shall not create (or be construed to create) a trust or a separate fund or funds. The Plan shall not establish any fiduciary relationship between the Company and any Participant or other person. To the extent any person holds any rights by virtue of an Award granted under the Plan, such rights (unless otherwise determined by the Committee) shall be no greater than the rights of an unsecured general creditor of the Company.

     16.   Term.   This Plan shall be effective on the first  day
immediately following the date on which the Plan is first approved by the stockholders of Occidental and shall continue in effect for 10 years from that date.

    17.   Definitions.   As used in this Plan,

    "Act"  means the Securities Exchange Act of 1934, as amended.

    "Award"   means   any  grant  of  Stock  Options,   SARs   or
Performance Stock or grant or sale of Restricted Stock under this Plan.

    "Base Price" means the price to be used as the basis for determining the Spread upon the exercise of a freestanding SAR.

    "Board" means the Board of Directors of Occidental.

    "Change of Control" means the occurrence of any of the following events:

        (i) any "person," as such term is used in Sections 13(d) and 14(d) of the Act (other than the Company, any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any company owned, directly or indirectly, by the stockholders of Occidental in substantially the same proportions as their ownership of the Common Stock of Occidental), is or becomes after the effective date of the Plan as provided in Section 16 (the "Effective Date") the "beneficial owner" (as defined in Rule 13d-3 under the Act), directly or indirectly, of securities of Occidental (not including in the securities beneficially owned by such person any securities acquired directly from Occidental or its affiliates) representing 50 percent or more of the combined voting power of Occidental's then-outstanding securities;

        (ii) during any period of two consecutive years (not including any period prior to the Effective Date), individuals who at the beginning of such period constitute the Board, and any new director (other than a director designated by a person who has entered into an agreement with the Company to effect a transaction described in clause (i), (iii), or (iv) of this definition) whose election by the Board or nomination for election by

Occidental's stockholders was approved by a vote of at least two thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority of the Board; or

        (iii) the stockholders of Occidental approve a merger or consolidation of Occidental with any other corporation, other than (A) a merger or consolidation that would result in the voting securities of Occidental outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity), in combination with the ownership of any trustee or other fiduciary holding securities under an employee benefit plan of the Company, at least 50 percent of the combined voting power of the voting securities of Occidental or such surviving entity outstanding immediately after such merger or consolidation or (B) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no person acquires more than 50 percent of the combined voting power of Occidental's then-outstanding securities; or

        (iv) the stockholders of Occidental approve a plan of complete liquidation of the Company or an agreement for the sale or disposition of all or substantially all of the Company's assets;

provided, however, that prior to the occurrence of any of the events described in clauses (i) through (iv) above, the Board may determine that such event shall not constitute a Change of Control for purposes of this Plan.

    "Code" means the Internal Revenue Code of 1986, as amended from time to time.

    "Committee" means the Committee described in Section 14(a) of this Plan.

    "Common  Stock"  means (i) shares of the Common Stock,  $0.20 par  value, of Occidental and (ii) any security into which Common
Stock may be converted by reason of any transaction or event of the type referred to in Section 9.

     "Company"   means    Occidental    and   its   Subsidiaries,
collectively.

     "Date of Grant" means the date specified by the Committee on which an Award shall become effective, which shall not be earlier than the date on which the Committee takes action with respect thereto.

     "Fair Market Value per Share" means the last reported sales price of a share of Common Stock on the New York Stock Exchange - Composite Transactions on the relevant date or, if there are no reported sales on such date, then the last reported sales price on the next preceding day on which such a sale is transacted.

     "Incentive Stock Option" means a Stock Option that is intended to qualify as an "incentive stock option" under Section
422 of the Code or any successor provision thereto.

     "Nonqualified Option" means a Stock Option that is not intended to qualify as a Tax-qualified Option.

     "Occidental"  means   Occidental  Petroleum  Corporation,  a
Delaware corporation.

     "Optionee" means the person so designated in an agreement evidencing an outstanding Stock Option.

     "Option Price" means the purchase price payable upon the exercise of a Stock Option.

     "Participant" means (i) a salaried employee of the Company who is selected by the Committee to receive benefits under this Plan or (ii) a person who has agreed to commence salaried employment with the Company.

      "Performance Objectives" means performance objectives adopted by the Committee pursuant to this Plan for Participants who have received grants of Performance Stock or, when so determined by the Committee, Stock Options, SARs or Restricted Stock. With respect to any Award to a Participant who is, or is determined by the Committee to be likely to become, a "covered employee" within the meaning of Section 162(m) of the Code (or any successor provision), the Performance Objectives shall be limited to specified levels of growth in or peer company comparisons based on (i) Total Stockholder Return, (ii) return on assets or (iii) book value per share, as the Committee may determine, and the attainment of such Performance Objective shall not be deemed to have occurred until certified by the Committee. Except in the case of such a covered employee, if the Committee determines that a change in the business, operations, corporate structure or capital structure of the Company, or the manner in which it conducts its business, or other events or circumstances render the Performance Objectives to be unsuitable, the

Committee may modify such Performance Objectives or the related minimum acceptable level of achievement, in whole or in part, as the Committee deems appropriate.

     "Performance Period" means, in respect of Performance Stock, the period of time within which the Performance Objectives are to be achieved, which period shall not be less than three years.

     "Performance Stock" means (i) a grant pursuant to Section 7 of shares of Common Stock, which shares are subject to forfeiture in the event the Performance Objectives are not achieved, or (ii) a bookkeeping entry that records the equivalent of one share of Common Stock awarded pursuant to Section 7 that is payable upon achievement of the Performance Objectives.

     "Plan"  means  this  Occidental Petroleum  Corporation  1995
Incentive Stock Plan.

     "Restricted Period" means, in respect of Restricted Stock, the period determined by the Committee pursuant to Section 6(c).

     "Restricted Stock" means (i) a grant pursuant to Section 6 of shares of Common Stock, which shares are subject to a substantial risk of forfeiture and restrictions on transfer, or
(ii) a bookkeeping entry that records the equivalent of one share of Common Stock awarded pursuant to Section 6 that is payable upon expiration of the Restricted Period.

     "Rule 16b-3" means Rule 16b-3, as promulgated and amended from time to time by the Securities and Exchange Commission under the Securities Exchange Act of 1934, or any successor rule to the same effect.

     "SAR"  means a stock appreciation right granted pursuant  to
Section 5.

     "Spread" means, in the case of a freestanding SAR, the amount by which the Fair Market Value per Share on the date when the SAR is exercised exceeds the Base Price specified therein or, in the case of a tandem SAR, the amount by which the Fair Market Value per Share on the date when the SAR is exercised exceeds the Option Price for the related Stock Option.

     "Stock Option" means a Nonqualified Option or a Tax-qualified Option, or both, as the case may be.

      "Subsidiary" means a corporation, partnership, joint venture, unincorporated association or other entity directly or indirectly controlled by the Company or in which the Company has a direct or indirect ownership or other equity interest; provided, however, for purposes of determining whether any person may be a Participant for purposes of any grant of Incentive Stock Options, "Subsidiary" means any corporation in which the Company owns or controls directly or indirectly more than 50 percent of the total combined voting power represented by all classes of stock issued by such corporation at the time of the grant.

     "Tax-qualified Option" means a Stock Option that is intended to qualify under particular provisions of the Code, including without limitation an Incentive Stock Option.

     "Total Stockholder Return" means the appreciation in the price of a share of Common Stock plus reinvested dividends over a specified period of time.

    18.   Governing Law and Construction.

        (a) The validity, construction and effect of the Plan and any actions taken or relating to the Plan shall be determined in accordance with the laws of the State of Delaware and applicable federal law.

        (b) All references to Sections in this Plan are to the Sections of the Plan. The singular includes the plural and the plural the singular.






                         (Recycle Logo)
                    Printed on recycled paper

PROXY
                      THIS PROXY IS SOLICITED ON BEHALF OF
                             THE BOARD OF DIRECTORS

                        OCCIDENTAL PETROLEUM CORPORATION

      DR. RAY R. IRANI, DR. DALE R. LAURANCE and AZIZ D. SYRIANI, and each of them, with full power of substitution, are hereby authorized to represent and to vote the shares of the undersigned in OCCIDENTAL PETROLEUM CORPORATION as directed on the reverse side of this card and, in their discretion, on all other matters which may properly come before the Annual Meeting of Stockholders to be held on May 1, 1998, and at any adjournment, as if the undersigned were present and voting at the meeting.

      The shares represented by this proxy will be voted as directed on the reverse side of this card. WHERE NO DIRECTION IS GIVEN, SUCH SHARES WILL BE VOTED FOR ITEMS 1, 2 AND 3 AND AGAINST ITEM 4. In the event any of the nominees named on the reverse side of this card is unavailable for election or unable to serve, the shares represented by this proxy may be voted for a substitute nominee selected by the Board of Directors.

-------------------------------------------------------------------------------
   (arrow pointing upward)  SIGN, DETACH AND RETURN  (arrow pointing upward)

                                     (logo)

IT IS IMPORTANT THAT YOUR PROXY BE RETURNED PROMPTLY. THEREFORE, YOU ARE URGED TO COMPLETE, SIGN, DATE, DETACH AND RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED ENVELOPE.

YOUR PROXY WILL BE KEPT CONFIDENTIAL IN ACCORDANCE WITH THE CONFIDENTIAL VOTING POLICY DESCRIBED ON PAGE 2 OF THE PROXY STATEMENT.


   (arrow pointing downward) BRING TO ANNUAL MEETING (arrow pointing downward)
-------------------------------------------------------------------------------

Since parking at the Santa Monica Civic Auditorium is limited, we have arranged for alternate parking at the beach parking lot.

For your convenience, below are a map and parking instructions for the beach parking lot.

(MAP OF AREA)

SPECIAL PARKING INSTRUCTIONS
Beach Parking Lot
  - Exit Santa Monica Civic Auditorium.
  - Turn left on Main Street and proceed to Pico
    Boulevard. Turn right on Pico.
  - Take Pico to Ocean Avenue and turn left on Ocean Avenue.
  - Follow Ocean down the hill and make a right turn into the beach parking lot.

Park your car in the lot. A bus will take you to the Civic Auditorium, and a bus will return you to the beach parking lot AFTER the meeting.
CONTINUOUS SHUTTLE SERVICE WILL BE
PROVIDED from 8:30 A.M. to 2:00 P.M.

The parking fee will be paid by Occidental
Petroleum Corporation.

There is no charge for the shuttle service.

(REVERSE SIDE OF PROXY)

The shares represented by this proxy card will be voted as directed below. WHERE NO DIRECTION IS GIVEN, SUCH SHARES WILL BE VOTED FOR ITEMS 1, 2 AND
3 AND AGAINST ITEM 4. THIS PROXY CARD WILL BE KEPT CONFIDENTIAL IN ACCORDANCE WITH THE CONFIDENTIAL VOTING POLICY DESCRIBED ON PAGE 2 OF THE PROXY STATEMENT.

[X] Please mark your votes as this

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEMS 1, 2 AND 3.

                                                                 FOR  WITHHELD
                                                                 ALL  FOR ALL
ITEM 1  The election as directors of the following nominees:
Drs. Ray R. Irani and Dale R. Laurance and Messrs. Edward P.     [ ]    [ ]
Djerejian, Irvin W. Maloney and Aziz D. Syriani. (To withhold authority to vote for any nominee(s), mark FOR ALL and write nominee(s) name(s) in the space provided below.)

_____________________________________________________________
                                                         FOR   AGAINST  ABSTAIN
ITEM 2  The ratification of the selection of             [ ]     [ ]      [ ]
Arthur Andersen LLP as independent public accountants.
                                                         FOR   AGAINST  ABSTAIN
ITEM 3  The proposal to approve the amendments to the    [ ]     [ ]      [ ]
Occidental Petroleum Corporation 1995 Incentive
Stock Plan.


THE BOARD OF DIRECTORS RECOMMENDS A VOTE AGAINST ITEM 4.

                                                         FOR   AGAINST  ABSTAIN
ITEM 4  The stockholder proposal regarding maximizing    [ ]     [ ]      [ ]
value.

Discontinue mailing Annual Report to this account.       [ ]


Please sign your name exactly as it appears printed hereon. When shares are held by joint tenants, both should sign. Executors, administrators, guardians, officers of corporations and others signing in a fiduciary capacity should sign their full title as such.

SIGNATURE __________________________________________ DATE ____________________

SIGNATURE __________________________________________ DATE ____________________

-------------------------------------------------------------------------------
   (arrow pointing upward)  SIGN, DETACH AND RETURN  (arrow pointing upward)

               PLEASE HELP US ELIMINATE DUPLICATE MAILINGS.

OCCIDENTAL PETROLEUM CORPORATION IS REQUIRED TO SEND AN ANNUAL REPORT TO EVERY STOCKHOLDER. IF YOU HAVE MULTIPLE ACCOUNTS WITH THE SAME ADDRESS, PLEASE HELP US REDUCE COSTS BY DIRECTING US TO DISCONTINUE MAILING FUTURE ANNUAL REPORTS TO ONE OR MORE SUCH ACCOUNTS. MARK THE APPROPRIATE BOX ON THE PROXY CARD FOR EACH SUCH ACCOUNT. THE PROXY CARD FOR AT LEAST ONE ACCOUNT MUST REMAIN UNMARKED TO RECEIVE AN ANNUAL REPORT. DO NOT TERMINATE MAILINGS FOR ACCOUNTS FOR WHICH YOU SERVE AS A TRUSTEE, GUARDIAN OR OTHER FORM OF NOMINEE.

   (arrow pointing downward) BRING TO ANNUAL MEETING (arrow pointing downward)
-------------------------------------------------------------------------------
(logo)  OCCIDENTAL PETROLEUM CORPORATION
        ANNUAL MEETING OF STOCKHOLDERS
        PREREGISTRATION FORM


                                Santa Monica Civic Auditorium
                                1855 Main Street, Santa Monica

                                Meeting Hours
                                Exhibit Room opens at 9:15 A.M.
                                Meeting starts at 10:30 A.M.

        TO SPEED UP REGISTRATION, PLEASE BRING THIS CARD WITH YOU TO THE MEETING ON MAY 1. DO NOT MAIL.

        Please see the back of this card for parking instructions.

1265-A(SOR)

(VOTING INSTRUCTION CARD FOR THE OCCIDENTAL PETROLEUM CORPORATION
SAVINGS PLAN)

                   OCCIDENTAL PETROLEUM CORPORATION
                    ANNUAL MEETING OF STOCKHOLDERS

TO THE TRUSTEE OF THE OCCIDENTAL PETROLEUM CORPORATION
SAVINGS PLAN:

     I acknowledge receipt of the Notice of Annual Meeting of Stockholders of Occidental Petroleum Corporation to be held on May 1, 1998, and the Proxy Statement furnished in connection with the solicitation of proxies by Occidental's Board of Directors. You are directed to vote the shares which are held for my account pursuant to the Occidental Petroleum Corporation Savings Plan in the manner indicated on the reverse side of this card and, in your discretion, on all other matters which may properly come before such meeting and at any adjournment.

     My vote for the election of directors is indicated on the reverse side. Nominees are: Dr. Ray R. Irani, Dr. Dale R. Laurance, Edward P. Djerejian, Irvin W. Maloney and Aziz D. Syriani. In the event any of the foregoing nominees is unavailable for election or unable to serve, shares represented by this card may be voted for a substitute nominee selected by the Board of Directors.

    I UNDERSTAND THAT IN THE EVENT THAT I DO NOT RETURN THIS CARD, ANY SHARES HELD FOR MY ACCOUNT IN THE OCCIDENTAL PETROLEUM CORPORATION SAVINGS PLAN WILL BE VOTED BY YOU IN ACCORDANCE WITH THE DIRECTION OF THE PLAN'S ADMINISTRATIVE COMMITTEE.

-------------------------------------------------------------------------------
  (arrow pointing upward)   SIGN, DETACH AND RETURN   (arrow pointing upward)

                                    (logo)

IT IS IMPORTANT THAT YOUR VOTING INSTRUCTION CARD BE RETURNED PROMPTLY. THEREFORE, YOU ARE URGED TO COMPLETE, SIGN, DATE, DETACH AND RETURN THE ACCOMPANYING CARD IN THE ENCLOSED ENVELOPE.

YOUR VOTING INSTRUCTION CARD WILL BE KEPT CONFIDENTIAL IN ACCORDANCE WITH THE CONFIDENTIAL VOTING POLICY DESCRIBED ON PAGE 2 OF THE PROXY STATEMENT.


1265-B(PSA)

(REVERSE SIDE OF VOTING INSTRUCTION CARD FOR THE OCCIDENTAL
PETROLEUM CORPORATION SAVINGS PLAN)


The shares represented by this voting instruction card will be voted as directed below. WHERE NO DIRECTION IS GIVEN, SUCH SHARES WILL BE VOTED FOR ITEMS 1, 2 AND 3 AND AGAINST ITEM 4. THIS VOTING INSTRUCTION CARD WILL BE KEPT CONFIDENTIAL IN ACCORDANCE WITH THE CONFIDENTIAL VOTING POLICY DESCRIBED ON PAGE 2 OF THE PROXY STATEMENT.

[X] Please mark your votes as this

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEMS 1, 2 AND 3.

                                                                  FOR  WITHHELD
                                                                  ALL  FOR ALL
ITEM 1  The election as directors of the following nominees:
Drs. Ray R. Irani and Dale R. Laurance and Messrs. Edward P.      [ ]     [ ]
Djerejian, Irvin W. Maloney and Aziz D. Syriani. (To withhold authority to vote for any nominee(s), mark FOR ALL and write nominee(s) name(s) in the space provided below.)

_____________________________________________________________
                                                         FOR   AGAINST  ABSTAIN
ITEM 2  The ratification of the selection of             [ ]     [ ]      [ ]
Arthur Andersen LLP as independent public accountants.
                                                         FOR   AGAINST  ABSTAIN
ITEM 3  The proposal to approve the amendments to the    [ ]     [ ]      [ ]
Occidental Petroleum Corporation 1995 Incentive Stock
Plan.


THE BOARD OF DIRECTORS RECOMMENDS A VOTE AGAINST ITEM 4.

                                                         FOR   AGAINST  ABSTAIN
ITEM 4  The stockholder proposal regarding maximizing    [ ]     [ ]      [ ]
value.


Please sign your name exactly as it appears printed hereon. Executors, administrators, guardians and others signing in a fiduciary capacity should sign their full title as such.

SIGNATURE __________________________________________ DATE ____________________

SIGNATURE __________________________________________ DATE ____________________

-------------------------------------------------------------------------------
  (arrow pointing upward)   SIGN, DETACH AND RETURN   (arrow pointing upward)

                                    (logo)

IT IS IMPORTANT THAT YOUR VOTING INSTRUCTION CARD BE RETURNED PROMPTLY. THEREFORE, YOU ARE URGED TO COMPLETE, SIGN, DATE, DETACH AND RETURN THE ACCOMPANYING CARD IN THE ENCLOSED ENVELOPE.

YOUR VOTING INSTRUCTION CARD WILL BE KEPT CONFIDENTIAL IN ACCORDANCE WITH THE CONFIDENTIAL VOTING POLICY DESCRIBED ON PAGE 2 OF THE PROXY STATEMENT.


1265-B(PSA)

(VOTING INSTRUCTION CARD FOR THE OCCIDENTAL CHEMICAL CORPORATION
SAVINGS AND INVESTMENT PLAN)

                   OCCIDENTAL PETROLEUM CORPORATION
                    ANNUAL MEETING OF STOCKHOLDERS

TO THE TRUSTEE OF THE OCCIDENTAL CHEMICAL CORPORATION
SAVINGS AND INVESTMENT PLAN:

     I acknowledge receipt of the Notice of Annual Meeting of Stockholders of Occidental Petroleum Corporation to be held on May 1, 1998, and the Proxy Statement furnished in connection with the solicitation of proxies by Occidental's Board of Directors. You are directed to vote the shares which are held for my account pursuant to the Occidental Chemical Corporation Savings and Investment Plan in the manner indicated on the reverse side of this card and, in your discretion, on all other matters which may properly come before such meeting and at any adjournment.

     My vote for the election of directors is indicated on the reverse side. Nominees are: Dr. Ray R. Irani, Dr. Dale R. Laurance, Edward P. Djerejian, Irvin W. Maloney and Aziz D. Syriani. In the event any of the foregoing nominees is unavailable for election or unable to serve, shares represented by this card may be voted for a substitute nominee selected by the Board of Directors.

    I UNDERSTAND THAT IN THE EVENT THAT I DO NOT RETURN THIS CARD, ANY SHARES HELD FOR MY ACCOUNT IN THE OCCIDENTAL CHEMICAL CORPORATION SAVINGS AND INVESTMENT PLAN WILL BE VOTED BY YOU IN ACCORDANCE WITH THE DIRECTION OF THE PLAN'S ADMINISTRATIVE COMMITTEE.

-------------------------------------------------------------------------------
  (arrow pointing upward)   SIGN, DETACH AND RETURN   (arrow pointing upward)

                                    (logo)

IT IS IMPORTANT THAT YOUR VOTING INSTRUCTION CARD BE RETURNED PROMPTLY. THEREFORE, YOU ARE URGED TO COMPLETE, SIGN, DATE, DETACH AND RETURN THE ACCOMPANYING CARD IN THE ENCLOSED ENVELOPE.

YOUR VOTING INSTRUCTION CARD WILL BE KEPT CONFIDENTIAL IN ACCORDANCE WITH THE CONFIDENTIAL VOTING POLICY DESCRIBED ON PAGE 2 OF THE PROXY STATEMENT.


1265-C(SIP)

(REVERSE SIDE OF VOTING INSTRUCTION CARD FOR THE OCCIDENTAL
CHEMICAL CORPORATION SAVINGS AND INVESTMENT PLAN)


The shares represented by this voting instruction card will be voted as directed below. WHERE NO DIRECTION IS GIVEN, SUCH SHARES WILL BE VOTED FOR ITEMS 1, 2 AND 3 AND AGAINST ITEM 4. THIS VOTING INSTRUCTION CARD WILL BE KEPT CONFIDENTIAL IN ACCORDANCE WITH THE CONFIDENTIAL VOTING POLICY DESCRIBED ON PAGE 2 OF THE PROXY STATEMENT.

[X] Please mark your votes as this

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEMS 1, 2 AND 3.

                                                                 FOR  WITHHELD
                                                                 ALL  FOR ALL
ITEM 1  The election as directors of the following nominees:
Drs. Ray R. Irani and Dale R. Laurance, and Messrs. Edward P.    [ ]     [ ]
Djerejian, Irvin W. Maloney and Aziz D. Syriani. (To withhold authority to vote for any nominee(s), mark FOR ALL and write nominee(s) name(s) in the space provided below.)

____________________________________________________________
                                                        FOR   AGAINST  ABSTAIN
ITEM 2  The ratification of the selection of            [ ]      [ ]     [ ]
Arthur Andersen LLP as independent public accountants.
                                                        FOR   AGAINST  ABSTAIN
ITEM 3  The proposal to approve the amendments to the   [ ]      [ ]     [ ]
Occidental Petroleum Corporation 1995 Incentive Stock
Plan.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE AGAINST ITEM 4.

                                                        FOR   AGAINST  ABSTAIN
ITEM 4  The stockholder proposal regarding maximizing   [ ]     [ ]      [ ]
value.


Please sign your name exactly as it appears printed hereon. Executors, administrators, guardians and others signing in a fiduciary capacity should sign their full title as such.

SIGNATURE __________________________________________ DATE ____________________

SIGNATURE __________________________________________ DATE ____________________

-------------------------------------------------------------------------------
  (arrow pointing upward)   SIGN, DETACH AND RETURN   (arrow pointing upward)

                                    (logo)

IT IS IMPORTANT THAT YOUR VOTING INSTRUCTION CARD BE RETURNED PROMPTLY. THEREFORE, YOU ARE URGED TO COMPLETE, SIGN, DATE, DETACH AND RETURN THE ACCOMPANYING CARD IN THE ENCLOSED ENVELOPE.

YOUR VOTING INSTRUCTION CARD WILL BE KEPT CONFIDENTIAL IN ACCORDANCE WITH THE CONFIDENTIAL VOTING POLICY DESCRIBED ON PAGE 2 OF THE PROXY STATEMENT.


1265-C(SIP)

(VOTING INSTRUCTION CARD FOR THE EMPLOYEES THRIFT PLAN OF OXY USA INC.)



                   OCCIDENTAL PETROLEUM CORPORATION
                    ANNUAL MEETING OF STOCKHOLDERS

TO THE TRUSTEE OF THE EMPLOYEES THRIFT PLAN OF OXY USA INC.:

   I acknowledge receipt of the Notice of Annual Meeting of Stockholders of Occidental Petroleum Corporation to be held on May 1, 1998, and the Proxy Statement furnished in connection with the solicitation of proxies by Occidental's Board of Directors. You are directed to vote the shares which are held for my account pursuant to the Employees Thrift Plan of OXY USA Inc. in the manner indicated on the reverse side of this card and, in your discretion, on all other matters which may properly come before such meeting and at any adjournment.

   My vote for the election of directors is indicated on the reverse side. Nominees are: Dr. Ray R. Irani, Dr. Dale R. Laurance, Edward P. Djerejian, Irvin W. Maloney and Aziz D. Syriani. In the event any of the foregoing nominees is unavailable for election or unable to serve, shares represented by this card may be voted for a substitute nominee selected by the Board of Directors.

   I UNDERSTAND THAT IN THE EVENT THAT I DO NOT RETURN THIS CARD, ANY SHARES HELD FOR MY ACCOUNT IN THE EMPLOYEES THRIFT PLAN OF OXY USA INC. WILL BE VOTED BY YOU IN ACCORDANCE WITH THE DIRECTION OF THE PENSION PLANS ADMINISTRATIVE COMMITTEE.


1265-F(TUL)

(REVERSE SIDE OF VOTING INSTRUCTION CARD FOR THE EMPLOYEES THRIFT PLAN OF OXY USA INC.)


The shares represented by this voting instruction card will be voted as directed below. WHERE NO DIRECTION IS GIVEN, SUCH SHARES WILL BE VOTED FOR ITEMS 1, 2 AND 3 AND AGAINST ITEM 4. THIS VOTING INSTRUCTION CARD WILL BE KEPT CONFIDENTIAL IN ACCORDANCE WITH THE CONFIDENTIAL VOTING POLICY DESCRIBED ON PAGE 2 OF THE PROXY STATEMENT.

[X] Please mark your votes as this

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEMS 1, 2 AND 3.

                                                                 FOR   WITHHELD
                                                                 ALL   FOR ALL
ITEM 1  The election as directors of the following nominees:
Drs. Ray R. Irani and Dale R. Laurance and Messrs. Edward P.     [ ]      [ ]
Djerejian, Irvin W. Maloney and Aziz D. Syriani. (To withhold authority to vote for any nominee(s), mark FOR ALL and write nominee(s) name(s) in the space provided below.)

_____________________________________________________________
                                                         FOR   AGAINST  ABSTAIN
ITEM 2  The ratification of the selection of             [ ]     [ ]      [ ]
Arthur Andersen LLP as independent public accountants.
                                                         FOR   AGAINST  ABSTAIN
ITEM 3  The proposal to approve the amendments to the    [ ]     [ ]      [ ]
Occidental Petroleum Corporation 1995 Incentive Stock
Plan.


THE BOARD OF DIRECTORS RECOMMENDS A VOTE AGAINST ITEM 4.

                                                         FOR   AGAINST  ABSTAIN
ITEM 4  The stockholder proposal regarding maximizing    [ ]     [ ]      [ ]
value.


Please sign your name exactly as it appears printed hereon. Executors, administrators, guardians and others signing in a fiduciary capacity should sign their full title as such.

SIGNATURE __________________________________________ DATE ____________________

SIGNATURE __________________________________________ DATE ____________________

(PROXY CARD - BROKER)

PROXY

                  THIS PROXY IS SOLICITED ON BEHALF OF
                        THE BOARD OF DIRECTORS

                   OCCIDENTAL PETROLEUM CORPORATION

  DR. RAY R. IRANI, DR. DALE R. LAURANCE and AZIZ D. SYRIANI, and each of them, with full power of substitution, are hereby authorized to represent and to vote the shares of the undersigned in OCCIDENTAL PETROLEUM CORPORATION as directed on the reverse side of this card and, in their discretion, on all other matters which may properly come before the Annual Meeting of Stockholders to be held on May 1, 1998, and at any adjournment, as if the undersigned were present and voting at the meeting.

   The shares represented by this proxy will be voted as directed on the reverse side of this card. WHERE NO DIRECTION IS GIVEN, SUCH SHARES WILL BE VOTED FOR ITEMS 1, 2 AND 3 AND AGAINST ITEM 4. In the event any of the nominees named on the reverse side of this card is unavailable for election or unable to serve, the shares represented by this proxy may be voted for a substitute nominee selected by the Board of Directors.



1265-E (BRO)

(REVERSE SIDE OF PROXY CARD - BROKER)

The shares represented by this proxy card will be voted as directed below. WHERE NO DIRECTION IS GIVEN, SUCH SHARES WILL BE VOTED FOR ITEMS 1, 2 AND
3 AND AGAINST ITEM 4. THIS PROXY CARD WILL BE KEPT CONFIDENTIAL IN ACCORDANCE WITH THE CONFIDENTIAL VOTING POLICY DESCRIBED ON PAGE 2 OF THE PROXY STATEMENT.

[X] Please mark your votes as this

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEMS 1, 2 AND 3.

                                                                 FOR   WITHHELD
                                                                 ALL   FOR ALL
ITEM 1  The election as directors of the following nominees:
Drs. Ray R. Irani and Dale R. Laurance and Messrs. Edward P.     [ ]      [ ]
Djerejian, Irvin W. Maloney and Aziz D. Syriani. (To withhold authority to vote for any nominee(s), mark FOR ALL and write nominee(s) name(s) in the space provided below.)

_____________________________________________________________
                                                         FOR   AGAINST  ABSTAIN
ITEM 2  The ratification of the selection of             [ ]     [ ]      [ ]
Arthur Andersen LLP as independent public accountants.
                                                         FOR   AGAINST  ABSTAIN
ITEM 3  The proposal to approve the amendments to the    [ ]     [ ]      [ ]
Occidental Petroleum Corporation 1995 Incentive Stock
Plan.


THE BOARD OF DIRECTORS RECOMMENDS A VOTE AGAINST ITEM 4.

                                                         FOR   AGAINST  ABSTAIN
ITEM 4  The stockholder proposal regarding maximizing    [ ]     [ ]      [ ]
value.


Please sign your name exactly as it appears printed hereon. Executors, administrators, guardians and others signing in a fiduciary capacity should sign their full title as such.

SIGNATURE __________________________________________ DATE ____________________

SIGNATURE __________________________________________ DATE ____________________

(VOTING INSTRUCTION CARD FOR THE MIDCON CORP. SAVINGS PLAN)


                     OCCIDENTAL PETROLEUM CORPORATION
                      ANNUAL MEETING OF STOCKHOLDERS

TO THE TRUSTEE OF THE MIDCON CORP. SAVINGS PLAN:

   I acknowledge receipt of the Notice of Annual Meeting of Stockholders of Occidental Petroleum Corporation to be held on May 1, 1998, and the Proxy Statement furnished in connection with the solicitation of proxies by Occidental's Board of Directors. You are directed to vote the shares which are held for my account pursuant to the MidCon Corp. Savings Plan in the manner indicated on the reverse side of this card and, in your discretion, on all other matters which may properly come before such meeting and at any adjournment.

   My vote for the election of directors is indicated on the reverse side. Nominees are: Dr. Ray R. Irani, Dr. Dale R. Laurance, Edward P. Djerejian, Irvin W. Maloney and Aziz D. Syriani. In the event any of the foregoing nominees is unavailable for election or unable to serve, shares represented by this card may be voted for a substitute nominee selected by the Board of Directors.

   I UNDERSTAND THAT IN THE EVENT THAT I DO NOT RETURN THIS CARD, ANY SHARES HELD FOR MY ACCOUNT IN THE MIDCON CORP. SAVINGS PLAN WILL BE VOTED BY YOU IN ACCORDANCE WITH THE DIRECTION OF THE PLAN'S ADMINISTRATIVE COMMITTEE.

-------------------------------------------------------------------------------
  (arrow pointing upward)   SIGN, DETACH AND RETURN  (arrow pointing upward)

                                  (LOGO)

IT IS IMPORTANT THAT YOUR VOTING INSTRUCTION CARD BE RETURNED PROMPTLY. THEREFORE, YOU ARE URGED TO COMPLETE, SIGN, DATE, DETACH AND RETURN THE ACCOMPANYING CARD IN THE ENCLOSED ENVELOPE.

YOUR VOTING INSTRUCTION CARD WILL BE KEPT CONFIDENTIAL IN ACCORDANCE WITH THE CONFIDENTIAL VOTING POLICY DESCRIBED ON PAGE 2 OF THE PROXY STATEMENT.


1265-D(MSA)

(REVERSE SIDE OF VOTING INSTRUCTION CARD FOR THE MIDCON CORPORATION SAVINGS
PLAN)

The shares represented by this voting instruction card will be voted as directed below. WHERE NO DIRECTION IS GIVEN, SUCH SHARES WILL BE VOTED FOR ITEMS 1, 2 AND 3 AND AGAINST ITEM 4. THIS VOTING INSTRUCTION CARD WILL BE KEPT CONFIDENTIAL IN ACCORDANCE WITH THE CONFIDENTIAL VOTING POLICY DESCRIBED ON PAGE 2 OF THE PROXY STATEMENT.

[X] Please mark your votes as this

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEMS 1, 2 AND 3.
                                                                 FOR   WITHHELD
                                                                 ALL   FOR ALL
ITEM 1  The election as directors of the following nominees:     [ ]     [ ]
Drs. Ray R. Irani and Dale R. Laurance and Messrs. Edward P.
Djerejian, Irvin W. Maloney and Aziz D. Syriani. (To withhold authority to vote for any nominee(s), mark FOR ALL and write nominee(s) name(s) in the space provided below.)

_____________________________________________________________
                                                         FOR   AGAINST  ABSTAIN
ITEM 2 The ratification of the selection of              [ ]     [ ]     [ ]
Arthur Andersen LLP as independent public accountants.

ITEM 3  The proposal to approve the amendments to the    [ ]     [ ]     [ ]
Occidental Petroleum Corporation 1995 Incentive Stock
Plan.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE AGAINST ITEM 4.

                                                         FOR   AGAINST  ABSTAIN
ITEM 4  The stockholder proposal regarding maximizing    [ ]     [ ]      [ ]
value.


Please sign your name exactly as it appears printed hereon. Executors, administrators, guardians and others signing in a fiduciary capacity should sign their full title as such.

SIGNATURE ___________________________________ DATE ____________________________

SIGNATURE ___________________________________ DATE ____________________________

-------------------------------------------------------------------------------
  (arrow pointing upward)   SIGN, DETACH AND RETURN  (arrow pointing upward)

                                  (LOGO)

IT IS IMPORTANT THAT YOUR VOTING INSTRUCTION CARD BE RETURNED PROMPTLY. THEREFORE, YOU ARE URGED TO COMPLETE, SIGN, DATE, DETACH AND RETURN THE ACCOMPANYING CARD IN THE ENCLOSED ENVELOPE.

YOUR VOTING INSTRUCTION CARD WILL BE KEPT CONFIDENTIAL IN ACCORDANCE WITH THE CONFIDENTIAL VOTING POLICY DESCRIBED ON PAGE 2 OF THE
PROXY STATEMENT.


1265-D(MSA)

(LOGO)               OCCIDENTAL PETROLEUM CORPORATION
                         10889 WILSHIRE BOULEVARD
                       LOS ANGELES, CALIFORNIA 90024



   DR. RAY R. IRANI
 CHAIRMAN OF THE BOARD
         AND
CHIEF EXECUTIVE OFFICER


                                 March 17, 1998




Dear MidCon Corp. Savings Plan Participant:

     I am pleased to enclose a notice and proxy statement for our annual meeting to be held on May 1, 1998, together with a voting instruction card. I sincerely hope that, as an Occidental stockholder through the MidCon Corp. Savings Plan, you will participate in the affairs of the company by voting your shares.

      Please mark and sign the enclosed card and mail it as soon as possible in the enclosed envelope to the Plan's trustee. The trustee will then cause the shares in your plan account(s) to be voted according to your instructions. Your instructions to the trustee will be kept confidential.

     Thank you for your cooperation.


                                 R. R. IRANI



P.S. Many of you own shares of Occidental stock other than through the MidCon Corp. Savings Plan, in which case you will receive a separate notice, proxy statement and proxy card with respect to those shares. That proxy card should be returned in the envelope provided with the card.

(LOGO)               OCCIDENTAL PETROLEUM CORPORATION
                         10889 WILSHIRE BOULEVARD
                       LOS ANGELES, CALIFORNIA 90024



   DR. RAY R. IRANI
 CHAIRMAN OF THE BOARD
         AND
CHIEF EXECUTIVE OFFICER


                                 March 17, 1998




Dear  Occidental Chemical Corporation Savings and Investment Plan
Participant:

     I am pleased to enclose a notice and proxy statement for our annual meeting to be held on May 1, 1998, together with a voting instruction card. I sincerely hope that, as an Occidental stockholder through the Occidental Chemical Corporation Savings and Investment Plan, you will participate in the affairs of the company by voting your shares.

      Please mark and sign the enclosed card and mail it as soon as possible in the enclosed envelope to the Plan's trustee. The trustee will then cause the shares in your plan account(s) to be voted according to your instructions. Your instructions to the trustee will be kept confidential.

     Thank you for your cooperation.


                                 R. R. IRANI



P.S. Many of you own shares of Occidental stock other than through the Occidental Chemical Corporation Savings and Investment Plan, in which case you will receive a separate notice, proxy statement and proxy card with respect to those shares. That proxy card should be returned in the envelope provided with the card.

(LOGO)               OCCIDENTAL PETROLEUM CORPORATION
                         10889 WILSHIRE BOULEVARD
                       LOS ANGELES, CALIFORNIA 90024



   DR. RAY R. IRANI
 CHAIRMAN OF THE BOARD
         AND
CHIEF EXECUTIVE OFFICER


                                 March 17, 1998




Dear OXY USA Inc. Employees Thrift Plan Participant:

     I am pleased to enclose a notice and proxy statement for our annual meeting to be held on May 1, 1998, together with a voting instruction card. I sincerely hope that, as an Occidental stockholder through the OXY USA Inc. Employees Thrift Plan, you will participate in the affairs of the company by voting your shares.

      Please mark and sign the enclosed card and mail it as soon as possible in the enclosed envelope to the Plan's trustee. The trustee will then cause the shares in your plan account(s) to be voted according to your instructions. Your instructions to the trustee will be kept confidential.

     Thank you for your cooperation.


                                 R. R. IRANI



P.S. Many of you own shares of Occidental stock other than through the OXY USA Inc. Employees Thrift Plan, in which case you will receive a separate notice, proxy statement and proxy card with respect to those shares. That proxy card should be returned in the envelope provided with the card.

(LOGO)               OCCIDENTAL PETROLEUM CORPORATION
                         10889 WILSHIRE BOULEVARD
                       LOS ANGELES, CALIFORNIA 90024



   DR. RAY R. IRANI
 CHAIRMAN OF THE BOARD
        AND
CHIEF EXECUTIVE OFFICER


                                 March 17, 1998




Dear Occidental Petroleum Corporation Savings Plan Participant:

     I am pleased to enclose a notice and proxy statement for our annual meeting to be held on May 1, 1998, together with a voting instruction card. I sincerely hope that, as an Occidental stockholder through the Occidental Petroleum Corporation Savings Plan, you will participate in the affairs of the company by voting your shares.

      Please mark and sign the enclosed card and mail it as soon as possible in the enclosed envelope to the Plan's trustee. The trustee will then cause the shares in your plan account(s) to be voted according to your instructions. Your instructions to the trustee will be kept confidential.

     Thank you for your cooperation.


                                 R. R. IRANI



P.S. This message applies to those of you who own shares of Occidental stock other than through the Occidental Petroleum Corporation Savings Plan. You will receive a separate notice, proxy statement and proxy card with respect to those shares. That proxy card should be returned in the envelope provided with the card. In order to eliminate unnecessary duplicate distribution of the annual report, the transfer agent has not included the annual report with this mailing, but you will find the report in the separate mailing you will receive in connection with the stock you own other than through the Occidental Petroleum Corporation Savings Plan.